                                                                    Exhibit 99.1

                                    MACK-CALI
                               REALTY CORPORATION


                               SECOND QUARTER 2001

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA

    THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA IS NOT AN OFFER TO SELL OR SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY. ANY OFFERS TO SELL OR
      SOLICITATIONS OF THE COMPANY SHALL BE MADE BY MEANS OF A PROSPECTUS.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                     INDEX

                                                                                                           PAGE/S
                                                                                                           ------
I.  COMPANY BACKGROUND
o        About the Company/Other Corporate Data..............................................................5
o        Board of Directors/Executive Officers...............................................................6
o        Equity Research Coverage/Company Contact Information................................................7

II.  FINANCIAL HIGHLIGHTS
o        Quarterly Summary...................................................................................9
o        Property Sales/Acquisitions........................................................................10
o        Development/Financing Activities...................................................................11
o        Leasing Information.............................................................................11-12
o        Key Financial Data.................................................................................13
o        Same-Store Results and Analysis....................................................................14
o        Unconsolidated Joint Ventures Summary...........................................................15-18
o        Select Financial Ratios............................................................................19
o        Debt Analysis:
o        Debt Breakdown/Future Repayments...................................................................20
o        Debt Maturities....................................................................................21
o        Debt Detail........................................................................................22

III.  FINANCIAL STATEMENTS
o        Consolidated Statements of Operations..............................................................24
o        Consolidated Balance Sheets........................................................................25
o        Consolidated Statement of Changes in Stockholders' Equity..........................................26
o        Statements of Funds from Operations and Cash Available for Distribution............................27
o        Reconciliation of Basic-to-Diluted Shares/Units....................................................28

IV.  VALUE CREATION PIPELINE
o        Operating Property Acquisitions ...................................................................30
o        Properties Placed in Service.......................................................................31
o        Acquisition Property Profiles...................................................................32-36
o        Summary of Construction Projects/Summary of Development Properties in Lease-Up.....................37
o        Summary of Land Parcels............................................................................38
o        Rental Property Sales..............................................................................39

V.  PORTFOLIO/ LEASING STATISTICS
o        Leasing Statistics..............................................................................41-46
o        Market Diversification (25 MSA's)..................................................................47
o        Industry Diversification (Top 30 Tenant Industries)................................................48
o        Consolidated Portfolio Analyses:
           BREAKDOWNS BY:
           (a) Number of Properties.........................................................................49
           (b) Square Footage...............................................................................50
           (c) Base Rental Revenue..........................................................................51
           (d) Percentage Leased............................................................................52
o        Consolidated Property Listing (by Property Type)................................................53-64
o        Significant Tenants (Top 20 Tenants)...............................................................65
o        Schedules of Lease Expirations (by Property Type)...............................................66-69

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

Estimates of future Funds From Operations per share are by definition, and certain other matters discussed in this literature may constitute, forward-looking statements within the meaning of the Federal Securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office, office/flex and industrial/warehouse properties; interest rate levels; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, and annual reports on Form 10-K.


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                              I. COMPANY BACKGROUND


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                              I. COMPANY BACKGROUND


                                ABOUT THE COMPANY

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.7 billion at June 30, 2001. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 269 properties, primarily class A office and office/flex buildings, totaling approximately 28.5 million square feet, serving as home to over 2,400 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9.3 million square feet of additional commercial space.

                                     HISTORY

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    STRATEGY

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

                                     SUMMARY
                              (AS OF JUNE 30, 2001)

        Corporate Headquarters            Cranford, New Jersey
        Fiscal Year End                   12/31
        Total Properties                  269
        Total Square Feet                 28.5 million square feet
        Geographic Diversity              11 states and the District of Columbia
        New Jersey Presence               14.4 million square feet
        Northeast Presence                22.5 million square feet
        Common Shares and
             Units Outstanding            70.6 million
        Dividend-- Quarter/Annualized     $0.61/$2.44
        Dividend Yield                    8.6%
        Total Market Capitalization       $3.7 billion
        Insider Ownership                 17.5%
        Senior Debt Rating                BBB (S&P and Fitch);
                                               Baa3 (Moody's)

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               BOARD OF DIRECTORS

         William L. Mack, CHAIRMAN OF THE BOARD

         John J. Cali, CHAIRMAN EMERITUS            Earle I. Mack

         Brendan T. Byrne                           Alan G. Philibosian

         John R. Cali                               Irvin D. Reid

         Nathan Gantcher                            Vincent Tese

         Martin D. Gruss                            Robert F. Weinberg

         Mitchell E. Hersh                          Roy J. Zuckerberg

                               EXECUTIVE OFFICERS

Mitchell E. Hersh, CHIEF EXECUTIVE OFFICER

Timothy M. Jones, PRESIDENT

Barry Lefkowitz, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Roger W. Thomas, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Michael A. Grossman, EXECUTIVE VICE PRESIDENT

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                            EQUITY RESEARCH COVERAGE


    BANC OF AMERICA MONTGOMERY                 GREEN STREET ADVISORS
    Lee T. Schalop/ Alexis Hughes              James Sullivan
    (212) 847-5677/ (212) 847-5705             (949) 640-8780

    BEAR, STEARNS & CO., INC.                  LEHMAN BROTHERS
    Ross Smotrich                              David Shulman/ Stuart Axelrod
    (212) 272-8046                             (212) 526-3413/ (212) 526-3410

    CS FIRST BOSTON                            MERRILL LYNCH
    Lawrence Raiman                            Rahul Bhattacharjee/ Steve Sakwa
    (212) 538-2380                             (212) 449-1920/ (212) 449-0335

    DEUTSCHE BANC ALEX. BROWN                  MORGAN STANLEY DEAN WITTER
    Louis Taylor                               Gregory Whyte
    (212) 469-4912                             (212) 761-6331

    FIRST UNION                                PRUDENTIAL SECURITIES
    Christopher Haley                          James Sullivan/Michael Marron
    (443) 263-6773                             (212) 778-2515/ (212) 778-1724

    FRIEDMAN, BILLINGS, RAMSEY & CO.           SALOMON SMITH BARNEY
    David Loeb                                 Jonathan Litt/ Gary Boston
    (703) 469-1289                             (212) 816-0231/ (212) 816-1383

    GOLDMAN SACHS
    Jim Kammert
    (212) 855-0670


                           COMPANY CONTACT INFORMATION

    Mack-Cali Realty Corporation
    Investor Relations Department
    11 Commerce Drive
    Cranford, New Jersey 07016-3599
    PHONE: (908) 272-8000      WEB:    WWW.MACK-CALI.COM

    FAX:   (908) 272-6755      E-MAIL: INVESTORRELATIONS@MACK-CALI.COM


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                            II. FINANCIAL HIGHLIGHTS


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                            II. FINANCIAL HIGHLIGHTS

                                QUARTERLY SUMMARY

Funds from operations (FFO), after adjustment for straight-lining of rents and non-recurring charges, for the quarter ended June 30, 2001 amounted to $66.2 million, or $0.93 per share, versus $66.4 million, or $0.91 per share, for the quarter ended June 30, 2000, a per share increase of 2.2 percent. For the six months ended June 30, 2001, FFO, after adjustment for straight-lining of rents and non-recurring charges, amounted to $129.9 million, or $1.82 per share, versus $132.6 million, or $1.81 per share, for the same period last year, a per share increase of 1.0 percent. In the second quarter 2000, the Company incurred non-recurring charges relating to contractual obligations to departing employees of $9.2 million, or $0.13 per share, which has been excluded from FFO for the period.

Cash available for distribution (CAD) for the second quarter 2001 equaled $56.3 million, or $0.79 per share, versus $54.1 million, or $0.74 per share, for the same quarter last year, an increase of 6.8 percent on a per share basis. For the six months ended June 30, 2001, CAD equaled $111.8 million, or $1.57 per share, versus $109.5 million, or $1.49 per share, for the same period last year, an increase of 5.4 percent on a per share basis.

Total revenues for the second quarter 2001 increased $2.5 million to $148.4 million from $145.9 million for the same quarter last year, a 1.7 percent increase. For the six months ended June 30, 2001, total revenues amounted to $294.9 million, an increase of 2.1 percent over total revenues of $288.9 million for the same period last year.

Income from operations before minority interest in Operating Partnership for the second quarter 2001 equaled $47.2 million, or $0.66 per share, versus $46.4 million, or $0.63 per share, for the same quarter last year, a per share increase of 4.8 percent. Income from operations before minority interest in Operating Partnership for the six months ended June 30, 2001 equaled $90.7 million, or $1.27 per share, versus $89.7 million, or $1.23 per share, for the same period last year, a per share increase of 3.3 percent. Income from operations before minority interest in Operating Partnership excludes realized gains and unrealized losses on disposition of rental property and non-recurring charges.

All per share amounts presented are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 56,299,124 shares of common stock, 7,956,525 common operating partnership units and 220,340 $1,000-face-value preferred operating partnership units outstanding at quarter end. The outstanding preferred units are convertible into 6,359,019 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 70,614,668 shares/common units outstanding at June 30, 2001.

As of June 30, 2001, the Company had total indebtedness of approximately $1.72 billion, with a weighted average annual interest rate of 7.3 percent. Mack-Cali had a total market capitalization of $3.7 billion and a debt-to-undepreciated assets ratio of 42.2 percent at June 30, 2001. The Company had an interest coverage ratio of 3.5 times for the quarter ended June 30, 2001.

The Company continues to focus its efforts on its strategy of selling non-core and non-strategic assets and using the proceeds to enhance its presence in the Northeast and Mid-Atlantic regions.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                 PROPERTY SALES

During the quarter, the Company sold three wholly-owned properties and a joint venture-owned asset for total proceeds of approximately $112.3 million. The property sales, all of which were completed in June, consisted of the following:

- Tetco Tower, a 256,137 square-foot office building located in San Antonio, Texas, was sold for approximately $21.9 million;

- Cornerstone Regency, a 71,000 square-foot office building located in Houston, Texas, was sold for approximately $3.2 million;

- Tenby Chase, a 327-unit multi-family, residential complex located in Delran, New Jersey, was sold for approximately $20 million; and

- Continental Grand Plaza, a 239,085 square-foot office building located in El Segundo, California and owned by a joint venture between Mack-Cali and Highridge Partners, was sold for approximately $67.2 million.

More recently, the Company completed the sales of two additional properties, as follows:

- In July, Preston Centre, a 95,509 square-foot office building located in Dallas, Texas, was sold for approximately $9.1 million; and

- In August, Century III, a 72,265 square-foot office building located in West Des Moines, Iowa, was sold for approximately $5.4 million. Century III was the Company's sole asset in Iowa.


                                  ACQUISITIONS

During the quarter, the Company expanded its presence in Parsippany and Moorestown, New Jersey in two transactions, both of which were completed in April, as follows:

- Maple Plaza I and II, located in the Mack-Cali Business Campus in Parsippany, New Jersey, were acquired for approximately $48 million. The two class A office buildings, located at 4 and 6 Campus Drive, total 295,800 square feet, and are over 90 percent leased to leading tenants, including Nabisco, Prudential Insurance and ExxonMobil. The acquisitions increased the Company's holdings in the Parsippany submarket to a total of 2.0 million square feet; and

- The Company acquired three office/flex properties, which aggregate 154,200 square feet and are located in the Company's Moorestown West Corporate Center in Moorestown, New Jersey, for approximately $11 million. The acquisitions, which are 100 percent leased, increased the Company's holdings in the complex to a total of 1.2 million square feet.

In August, the Company acquired two office/flex buildings, located in the Mid-Westchester Executive Park in Hawthorne, New York, for approximately $14.7 million. The two buildings, located at 5 and 6 Skyline Drive, total 168,177 square feet, and are 100 percent leased.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                   DEVELOPMENT

Progress also continues on three of the Company's newest development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, comprised of the following:

- Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, is under construction and due to be completed by the end of 2002;

- Plaza 10, a 19-story, 575,000 square-foot class A office building, is expected to be completed in late 2002. The building is 100 percent pre-leased to Charles Schwab & Co., Inc. and will be the site of its newly expanded East Coast regional headquarters; and

- Hyatt Regency South Pier Hotel is a 350-room luxury hotel that is being built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt. Completion of this project is anticipated by late 2002.

In April, the Company sold the north pier at its Harborside Financial Center in Jersey City, New Jersey for $3.8 million and a residual economic interest in the project to EQR-Lincoln North Pier L.L.C. EQR-Lincoln plans to build a 300-unit luxury residential complex on the pier.

                              FINANCING ACTIVITIES

During the quarter, the Company obtained an additional $70.0 million in proceeds from the existing mortgage lenders on Harborside Financial Center Plazas 2 and
3. The mortgage on Plazas 2 and 3, with a balance of $163.9 million at quarter end, bears interest at a weighted average fixed rate of 7.36 percent and matures in January 2006. Proceeds from the financing were used to pay down outstanding borrowings on the Company's revolving credit facility.

In accordance with the Company's Share Repurchase Program, during the second quarter, the Company purchased 749,500 shares of its outstanding common stock for an aggregate cost of approximately $20.5 million.

                               LEASING INFORMATION

Mack-Cali's consolidated in-service portfolio was 96.3 percent leased at June 30, 2001, compared to 96.4 percent at March 31, 2001.

For the quarter ended June 30, 2001, the Company executed 226 leases totaling 1,115,707 square feet, consisting of 855,466 square feet of office space and 260,241 square feet of office/flex space. Of these totals, 415,379 square feet were for new leases and 700,328 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter's leasing transactions include:

- Sankyo Pharma, Inc., a pharmaceutical firm and the U.S. subsidiary of Sankyo Co., Ltd., signed leases for 56,954 square feet at Two Hilton Court in the Mack-Cali Business Campus in Parsippany, New Jersey. The leases, which carry an average term of 11 years, represent a 36,435 square-foot expansion of Sankyo Pharma's current space. Two Hilton Court, a 181,592 square-foot class A office property, is currently 100 percent leased.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

- Computer Sciences Corporation, a consulting and systems integration firm, leased the Company's entire 41,600 square-foot office building at 100 Decadon Drive in Egg Harbor Township, New Jersey. Computer Sciences Corporation signed a four-year lease renewal for 32,637 square feet, with a five-year expansion on 8,963 square feet.

- The State of New Jersey Department of Environmental Protection renewed its 34,810 square-foot lease for 10 years at 300 Horizon Center Drive in the Company's Horizon Center Business Park in Hamilton Township, New Jersey. 300 Horizon Center Drive, a 69,780 square-foot office/flex building, is currently 100 percent leased.

- Yardville National Bank signed a new 15-year lease for 17,435 square feet at 500 Horizon Center Drive at Horizon Center Business Park in Hamilton Township, New Jersey. 500 Horizon Center Drive, a 41,205 square-foot office/flex property, is currently 100 percent leased.

- Japan Research Institute, a majority-owned subsidiary of Sumitomo Mitsui Bank Corp., renewed its 30,683 square-foot lease for five years at Harborside Financial Center, in Jersey City, New Jersey. Harborside Financial Center, a 2.1 million square-foot class A office complex, is currently 100 percent leased.


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               KEY FINANCIAL DATA

                                                                     AS OF OR FOR THE THREE MONTHS ENDED
----------------------------------------------------------------------------------------------------------------------

                                                      6/30/01       3/31/01      12/31/00       9/30/00       6/30/00
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
SHARES AND UNITS:
Common Shares Outstanding                          56,299,124    56,961,704    56,980,893    58,698,648    58,782,808
Common Units Outstanding (a)                       14,315,544    14,316,544    14,322,744    14,431,329    14,515,086
Combined Shares and Units                          70,614,668    71,278,248    71,303,637    73,129,977    73,297,894
Weighted Average- Basic (b)                        64,475,902    64,767,293    65,772,459    66,728,711    66,626,649
Weighted Average- Diluted (c)                      71,043,756    71,353,163    72,440,367    73,353,028    73,283,803

COMMON SHARE PRICE ($'S):
At the end of the period                              28.4800       27.0000       28.5625       28.1875       25.6875
High during period                                    28.7000       28.5000       28.8750       28.6250       28.4375
Low during period                                     25.7900       25.4900       25.7500       25.0625       24.4375

MARKET CAPITALIZATION:
($'S IN THOUSANDS, EXCEPT RATIOS)
Market Value of Equity (d)                          2,011,106     1,924,513     2,038,535     2,063,276     1,882,840
Total Debt                                          1,720,800     1,662,184     1,628,512     1,534,327     1,487,277
Total Market Capitalization                         3,731,906     3,586,697     3,667,047     3,597,603     3,370,117
Total Debt/ Total Market
  Capitalization                                        46.11%        46.34%        44.41%        42.65%        44.13%

FINANCIALS:
($'S IN THOUSANDS, EXCEPT RATIOS AND
   PER SHARE AMOUNTS)
Total Assets                                        3,759,919     3,681,059     3,676,977     3,646,162     3,628,104
Gross Book Value of Real Estate                     3,781,334     3,711,631     3,704,354     3,673,913     3,654,866
Assets
Total Liabilities                                   1,873,998     1,803,524     1,774,239     1,693,230     1,654,629
Total Minority Interests                              448,088       444,848       449,448       453,164       455,645
Total Stockholders' Equity                          1,437,833     1,432,687     1,453,290     1,499,768     1,517,830
Total Revenues                                        148,418       146,506       143,903       143,382       145,889
Capitalized Interest                                    3,965         3,350         4,042         3,293         2,335
Scheduled Principal Payments                              769           756           772           685           723
Interest Coverage Ratio                                  3.46          3.38          3.50          3.65          3.71
Fixed Charge Coverage Ratio                              2.65          2.63          2.62          2.79          2.71
Funds from Operations (e)                              66,172        63,723        64,535        64,984        66,433
FFO per Share--diluted (e)                               0.93          0.89          0.89          0.89          0.91
Cash Available for Distribution (f)                    56,312        55,485        51,248        53,591        54,119
CAD per Share--diluted (f)                               0.79          0.78          0.71          0.73          0.74
Dividends Declared per Share                             0.61          0.61          0.61          0.61          0.58
FFO Payout Ratio--diluted (e)                           65.49%        68.30%        68.47%        68.86%        63.98%
CAD Payout Ratio--diluted (f)                           76.96%        78.45%        86.23%        83.49%        78.54%

PORTFOLIO SIZE:
Properties                                                269           268           267           268           266
Total Square Footage                               28,528,468    28,644,723    28,215,060    28,532,779    28,411,314
Sq. Ft. Leased at End of Period (g)                      96.3%         96.4%         96.8%         96.7%         96.9%

----------------------------------------------------------------------------------------------------------------------

(a)  Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(g) Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                         SAME STORE RESULTS AND ANALYSIS
                             (DOLLARS IN THOUSANDS)

============================================================================================
                                    FOR THE THREE MONTHS ENDED
                                            JUNE 30,                                    %
                                      2001              2000            CHANGE     CHANGE
--------------------------------------------------------------------------------------------
Property Revenues                 $    133,312     $    129,892     $      3,420     2.6
Less: Straight-line rent
adjustment                              (3,497)          (3,213)            (284)    8.8
                                 -----------------------------------------------------------
Total Property Revenues                129,815          126,679            3,136     2.5
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                       14,075           13,953              122     0.9
Utilities                                9,887            9,385              502     5.3
Operating Services                      15,321           15,364              (43)   (0.3)
                                 -----------------------------------------------------------
Total Property Expenses:                39,283           38,702              581     1.5

Net Operating Income              $     90,532     $     87,977     $      2,555     2.9
                                 ===========================================================

Percentage Leased at
  Period End                              96.4%            97.0%
                                 =================================

Total Properties:                          246

Total Square Footage:               25,357,929

============================================================================================

============================================================================================
                                      FOR THE SIX MONTHS
                                            JUNE 30,                                    %
                                      2001              2000            CHANGE     CHANGE
--------------------------------------------------------------------------------------------
Property Revenues                 $    265,833     $    257,258     $      8,575     3.3
Less: Straight-line rent
adjustment                              (6,736)          (5,444)          (1,292)   23.7
                                 -----------------------------------------------------------
Total Property Revenues                259,097          251,814            7,283     2.9
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                       28,106           27,699              407     1.5
Utilities                               20,618           19,223            1,395     7.3
Operating Services                      31,288           30,959              329     1.1
                                 -----------------------------------------------------------
Total Property Expenses:                80,012           77,881            2,131     2.7

Net Operating Income              $    179,085     $    173,933     $      5,152     3.0
                                 ===========================================================

Percentage Leased at
  Period End                              96.5%           97.0%
                                 =================================

Total Properties:                          245

Total Square Footage:               25,297,129

============================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                      UNCONSOLIDATED JOINT VENTURES SUMMARY
                             (DOLLARS IN THOUSANDS)

                   BREAKDOWN OF UNCONSOLIDATED JOINT VENTURES


===============================================================================================================================
                                                                                                                    COMPANY'S
                                                        NUMBER OF                            PERCENT     SQUARE     EFFECTIVE
JOINT VENTURE NAME                   PROPERTY           BUILDINGS     LOCATION                LEASED      FEET      OWNERSHIP %
-------------------------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES:
-----------------
Pru-Beta 3                   Nine Campus Drive              1        Parsippany, NJ             94.5%     156,495      50.0%
HPMC                         Lava Ridge                     3        Roseville, CA              95.6%     183,200      50.0%
HPMC (a)                     Stadium Gateway                1        Anaheim, CA                32.0%     261,554      32.5%
G&G Martco                   Convention Plaza               1        San Francisco, CA         100.0%     305,618      50.0%
Ashford Loop Associates, LP  1001 South Dairy Ashford       1        Houston, TX                98.8%     130,000      20.0%
Ashford Loop Associates, LP  2100 West Loop South           1        Houston, TX                79.3%     168,000      20.0%

OFFICE/FLEX PROPERTIES:
----------------------
Ramland Realty Associates,
  L.L.C.                     One Ramland Road               1        Orangeburg, NY             80.6%     232,000      50.0%


MULTI-USE:
---------
HPMC (a)                     Pacific Plaza                  2        Daly City, CA              60.6%     471,379      32.5%
American Financial Exchange
  L.L.C.                     Parking Lot (b)                --       Jersey City, NJ              n/a         n/a      50.0%
===============================================================================================================================


(a)  Property was being developed and not in service as of June 30, 2001.
(b) The joint venture has commenced construction of a 575,000 square-foot office building on a portion of this land.


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                       JOINT VENTURE FINANCIAL INFORMATION

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2001 and December 31, 2000:


                                                                                                     JUNE 30, 2001
                                         ------------------------------------------------------------------------------------------
                                                                                 AMERICAN
                                                                        G&G      FINANCIAL      RAMLAND     ASHFORD
                                          PRU-BETA 3       HPMC        MARTCO    EXCHANGE       REALTY        LOOP         ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                      $20,330     $92,224       $10,027      $42,446      $18,491     $37,637      $     --
   Other assets                                2,540      33,240         3,098          694        4,686         560       482,329
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                              $22,870    $125,464       $13,125      $43,140      $23,177     $38,197      $482,329
===================================================================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable                $   --     $67,782       $50,000       $   --      $16,319      $   --      $266,030
   Other liabilities                             101       3,124         1,642       10,980          130         538         5,111
   Partners'/members' capital                 22,769      54,558       (38,517)      32,160        6,728      37,659       211,188
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                $22,870    $125,464       $13,125      $43,140      $23,177     $38,197      $482,329
===================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                            $15,747     $37,647        $3,549      $33,405       $2,936      $7,880       $19,745
-----------------------------------------------------------------------------------------------------------------------------------

                                        --------------------------------------------

                                                 MC-SJP    HARBORSIDE      COMBINED
                                          MORRIS REALTY    SOUTH PIER         TOTAL
------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                         $17,271       $33,441      $271,867
   Other assets                                      96            --       527,243
------------------------------------------------------------------------------------
   Total assets                                 $17,367       $33,441      $799,110
====================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable                  $16,028       $10,000      $426,159
   Other liabilities                                 --         4,425        26,051
   Partners'/members' capital                     1,339        19,016       346,900
------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                   $17,367       $33,441      $799,110
====================================================================================
Company's net investment
   in unconsolidated
   joint ventures                                  $176        $9,859      $130,944
------------------------------------------------------------------------------------


                                                                                                   DECEMBER 31, 2000
                                         ------------------------------------------------------------------------------------------
                                                                                   AMERICAN
                                                                           G&G     FINANCIAL      RAMLAND     ASHFORD
                                          PRU-BETA 3        HPMC        MARTCO     EXCHANGE       REALTY        LOOP         ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                      $20,810     $78,119       $10,589      $12,546      $18,947     $37,665       $    --
   Other assets                                2,737      27,082         2,508       11,851        4,755         849       310,342
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                              $23,547    $105,201       $13,097      $24,397      $23,702     $38,514      $310,342
===================================================================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable                $   --     $63,486       $50,000       $  --       $16,666      $   --      $129,562
   Other liabilities                             160       5,035         1,368        9,400          522       1,005         3,750
   Partners'/members' capital                 23,387      36,680       (38,271)      14,997        6,514      37,509       177,030
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                $23,547    $105,201       $13,097      $24,397      $23,702     $38,514      $310,342
===================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                            $16,110     $35,079        $3,973      $15,809       $2,782      $7,874       $19,811
-----------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------------

                                                  MC-SJP    HARBORSIDE      COMBINED
                                           MORRIS REALTY    SOUTH PIER         TOTAL
-------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                               --            --      $178,676
   Other assets                                       --            --       360,124
-------------------------------------------------------------------------------------
   Total assets                                       --            --      $538,800
=====================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable                        --            --      $259,714
   Other liabilities                                  --            --        21,240
   Partners'/members' capital                         --            --       257,846
-------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                         --            --      $538,800
=====================================================================================
Company's net investment
   in unconsolidated
   joint ventures                                     --            --      $101,438
-------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three and six month periods ended June 30, 2001 and 2000:


                                                                                          THREE MONTHS ENDED JUNE 30, 2001
                                      ---------------------------------------------------------------------------------------------
                                                                                  AMERICAN
                                                                         G&G      FINANCIAL     RAMLAND     ASHFORD
                                       PRU-BETA 3         HPMC          MARTCO    EXCHANGE       REALTY        LOOP       ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                             $1,235      $13,936          $3,084        $158         $989       $1,491      $8,504
Operating and other expenses                 (369)        (774)           (845)         (7)        (264)        (699)     (2,179)
Depreciation and amortization                (299)        (592)           (387)         (5)        (236)        (232)         --
Interest expense                               --         (929)           (808)         --         (299)          --      (4,903)
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                   $567      $11,641          $1,044        $146         $190         $560      $1,422
===================================================================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                            $245       $1,311            $366       $(617)         $95         $112        $525
-----------------------------------------------------------------------------------------------------------------------------------

                                      --------------------------------------------

                                               MC-SJP    HARBORSIDE     COMBINED
                                        MORRIS REALTY    SOUTH PIER        TOTAL
----------------------------------------------------------------------------------
Total revenues                                    --            --      $29,397
Operating and other expenses                      --            --       (5,137)
Depreciation and amortization                     --            --       (1,751)
Interest expense                                  --            --       (6,939)
----------------------------------------------------------------------------------
Net income                                        --            --      $15,570
==================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                                 --            --       $2,037
----------------------------------------------------------------------------------

                                                                                       THREE MONTHS ENDED JUNE 30, 2000
                                      ---------------------------------------------------------------------------------------------
                                                                                AMERICAN
                                                                       G&G      FINANCIAL       RAMLAND      ASHFORD
                                       PRU-BETA 3          HPMC       MARTCO    EXCHANGE         REALTY         LOOP         ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                             $1,234        $2,504       $2,569         $254          $969       $1,469        $4,606
Operating and other expenses                 (401)         (813)        (793)         (51)         (273)        (641)         (721)
Depreciation and amortization                (305)       (1,065)        (336)          (7)         (241)        (210)          --
Interest expense                               --          (793)      (1,039)          --          (377)          --          (932)
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                   $528         $(167)        $401         $196           $78         $618        $2,953
===================================================================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                            $225          $102          $43         $139           $37         $124          $400
-----------------------------------------------------------------------------------------------------------------------------------

                                        ------------------------------------------

                                                MC-SJP     HARBORSIDE     COMBINED
                                         MORRIS REALTY     SOUTH PIER        TOTAL
----------------------------------------------------------------------------------
Total revenues                                      --            --      $13,605
Operating and other expenses                        --            --       (3,693)
Depreciation and amortization                       --            --       (2,164)
Interest expense                                    --            --       (3,141)
----------------------------------------------------------------------------------
Net income                                          --            --       $4,607
==================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                                   --            --       $1,070
----------------------------------------------------------------------------------



================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                                                                          SIX MONTHS ENDED JUNE 30, 2001
                                      ----------------------------------------------------------------------------------------------
                                                                                 AMERICAN
                                                                          G&G    FINANCIAL      RAMLAND      ASHFORD
                                       PRU-BETA 3          HPMC        MARTCO     EXCHANGE       REALTY         LOOP         ARCAP
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                             $2,488       $14,992        $5,807         $379       $1,958       $3,064       $27,830
Operating and other expenses                 (782)         (948)       (1,650)         (41)        (607)      (1,416)       (4,003)
Depreciation and amortization                (592)         (933)         (777)         (20)        (483)        (462)           --
Interest expense                               --        (1,256)       (1,793)          --         (654)          --        (7,890)
------------------------------------------------------------------------------------------------------------------------------------

Net income                                 $1,114       $11,855        $1,587         $318         $214       $1,186       $15,937
====================================================================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                            $503        $3,464          $536        $(445)        $154         $209        $1,025
------------------------------------------------------------------------------------------------------------------------------------

                                      -------------------------------------------

                                               MC-SJP    HARBORSIDE     COMBINED
                                        MORRIS REALTY    SOUTH PIER        TOTAL
---------------------------------------------------------------------------------
Total revenues                                     --            --      $56,518
Operating and other expenses                       --            --       (9,447)
Depreciation and amortization                      --            --       (3,267)
Interest expense                                   --            --      (11,593)
---------------------------------------------------------------------------------

Net income                                         --            --      $32,211
=================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                                  --            --       $5,446
---------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED JUNE 30, 2000
                                      ---------------------------------------------------------------------------------------------
                                                                                 AMERICAN
                                                                          G&G    FINANCIAL      RAMLAND      ASHFORD
                                       PRU-BETA 3          HPMC        MARTCO     EXCHANGE       REALTY         LOOP         ARCAP
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                             $2,468        $3,560        $5,281         $504       $1,947       $2,832       $11,150
Operating and other expenses                 (819)         (987)       (1,553)         (82)        (590)      (1,271)       (1,292)
Depreciation and amortization                (611)       (1,406)         (762)         (20)        (482)        (403)           --
Interest expense                               --        (1,120)       (1,914)          --         (746)          --        (1,701)
-----------------------------------------------------------------------------------------------------------------------------------

Net income                                 $1,038           $47        $1,052         $402         $129       $1,158        $8,157
===================================================================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                            $441          $102          $212         $345          $62         $245          $800
-----------------------------------------------------------------------------------------------------------------------------------

                                      -------------------------------------------

                                               MC-SJP    HARBORSIDE     COMBINED
                                        MORRIS REALTY    SOUTH PIER        TOTAL
---------------------------------------------------------------------------------
Total revenues                                     --            --      $27,742
Operating and other expenses                       --            --       (6,594)
Depreciation and amortization                      --            --       (3,684)
Interest expense                                   --            --       (5,481)
---------------------------------------------------------------------------------

Net income                                         --            --      $11,983
=================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                                  --            --       $2,207
---------------------------------------------------------------------------------

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                             SELECT FINANCIAL RATIOS
                             -----------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS COMPUTED FOR INDUSTRY                       JUNE 30,
COMPARISONS:                               2001               2000
---------------------------------------------------------------------------------------------------------------------

FINANCIAL POSITION RATIOS:
-------------------------
Total Debt/ Total Book
   Capitalization
   (BOOK VALUE) (%)                       45.77%             40.99%

Total Debt/ Total Market
   Capitalization
   (MARKET VALUE) (%)                     46.11%             44.13%

Total Debt/ Total Undepreciated
   Assets (%)                             42.24%             38.15%

Secured Debt/ Total Undepreciated
   Assets (%)                             13.44%             12.53%

---------------------------------------------------------------------------------------------------------------------


=====================================================================================================================
                                              THREE MONTHS ENDED                SIX MONTHS ENDED
                                                    JUNE 30,                         JUNE 30,
                                             2001              2000          2001                2000
---------------------------------------------------------------------------------------------------------------------
OPERATIONAL RATIOS:
------------------
Interest Coverage                          3.46               3.71          3.42                3.69
(FUNDS FROM OPERATIONS+INTEREST
    EXPENSE)/INTEREST EXPENSE (X)

Debt Service Coverage                      3.37               3.62          3.33                3.58
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST EXPENSE
   + PRINCIPAL AMORT.) (X)

Fixed Charge Coverage                      2.65               2.71          2.64                2.73
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST EXPENSE
   + CAPITALIZED INTEREST+PREF. DIV.
   +PRIN. AMORT.+GROUND LEASE
   PAYMENTS)(X)

FFO Payout                                65.49%             63.98%        66.87%              64.09%
   (DIVIDENDS DECLARED/FUNDS FROM
   OPERATIONS (%))

CAD Payout                                76.96%             78.54%        77.70%              77.60%
   (DIVIDENDS DECLARED/ CASH
   AVAILABLE FOR DISTRIBUTION (%))

=====================================================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                  DEBT ANALYSIS
                                  -------------
                              (AS OF JUNE 30, 2001)


                                 DEBT BREAKDOWN
                             (DOLLARS IN THOUSANDS)

==================================================================================================================================
                                                                                     WEIGHTED AVERAGE          WEIGHTED AVERAGE
                                             BALANCE                  % OF TOTAL     INTEREST RATE             MATURITY IN YEARS
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                     $515,523                     29.96%           7.22%                    4.16
Fixed Rate Unsecured Notes                 1,096,599                     63.73%           7.51%                    6.00
Variable Rate Secured Debt                    32,178                      1.87%           5.61%                    7.58
Variable Rate Unsecured Debt                  76,500                      4.44%           4.84%                    1.98
----------------------------------------------------------------------------------------------------------------------------------

TOTALS/WEIGHTED AVERAGE:                  $1,720,800                    100.00%           7.27%                    5.30
==================================================================================================================================

                                FUTURE REPAYMENTS
                             (DOLLARS IN THOUSANDS)


===================================================================================================================================
                                            SCHEDULED                                               WEIGHTED AVERAGE INTEREST RATE
PERIOD                                   AMORTIZATION                MATURITIES             TOTAL      OF FUTURE REPAYMENTS (a)
-----------------------------------------------------------------------------------------------------------------------------------
July through December 2001                     $1,554                    $2,096            $3,650                9.08%
2002                                            3,260                         0             3,260               10.25%
2003                                            3,407                   268,594           272,001                6.61%
2004                                            2,247                   309,863           312,110                7.34%
2005                                            1,420                   253,178           254,598                7.14%
2006                                             (186)                  220,000           219,814                7.05%
2007                                             (350)                    9,364             9,014                7.02%
2008                                             (408)                        0             (408)                7.67%
2009                                             (222)                  332,178           331,956                7.30%
2010                                             (173)                   15,000            14,827                7.95%
2011                                              (22)                  300,000           299,978                7.92%
-----------------------------------------------------------------------------------------------------------------------------------

TOTALS/WEIGHTED AVERAGE:                      $10,527                $1,710,273        $1,720,800                7.27%
===================================================================================================================================


(a) Assumes weighted average LIBOR at June 30, 2001 of 4.039 percent in calculating revolving credit facility and other variable rate debt interest rates.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                 DEBT MATURITIES
                             (DOLLARS IN THOUSANDS)


===================================================================================================================================
                                2001         2002         2003       2004         2005        2006          2007           2008
-----------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT:
Mack-Cali
  Morris Plains               $2,096
Mack-Cali Willowbrook                                   $6,811
400 Chestnut Ridge                                                   $9,863
Mack-Cali Centre VI                                                              $35,000
Prudential Portfolio                                                             150,000
Mack-Cali                                                                         23,000
  Bridgewater I
Mack-Cali                                                                         17,500
  Woodbridge II
Mack-Cali Short Hills                                                             22,089
500 West Putnam Ave                                                                5,589
Harborside Financial
   Center- Plaza 1                                                                            $75,358
Harborside Financial
   Center- Plazas 2 & 3                                                                       144,642
Mack-Cali Airport                                                                                            $9,364
Kemble Plaza I
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT:            $2,096         --        $6,811       $9,863     $253,178     $220,000        $9,364           --
===================================================================================================================================

UNSECURED DEBT:
Unsecured credit                                       $76,500
facility
  7.180 % unsecured notes
   due 12/03                                           185,283
  7.000 % unsecured notes
   due 3/04                                                        $300,000
  7.250 % unsecured notes
   due 3/09
  7.835 % unsecured notes
   due 12/10
  7.750 % unsecured notes
   due 2/11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT:              --          --     $261,783     $300,000           --           --            --           --
===================================================================================================================================

===================================================================================================================================
TOTAL DEBT:                    $2,096          --     $268,594     $309,863     $253,178     $220,000        $9,364           --
===================================================================================================================================


===========================================================================
                               2009      2010         2011       TOTALS
---------------------------------------------------------------------------
SECURED DEBT:
------------
Mack-Cali
  Morris Plains                                                     $2,096
Mack-Cali Willowbrook                                                6,811
400 Chestnut Ridge                                                   9,863
Mack-Cali Centre VI                                                 35,000
Prudential Portfolio                                               150,000
Mack-Cali                                                           23,000
  Bridgewater I
Mack-Cali                                                           17,500
  Woodbridge II
Mack-Cali Short Hills                                               22,089
500 West Putnam Ave                                                  5,589
Harborside Financial
   Center- Plaza 1                                                  75,358
Harborside Financial
   Center- Plazas 2 & 3                                            144,642
Mack-Cali Airport                                                    9,364
Kemble Plaza I              $32,178                                 32,178
---------------------------------------------------------------------------
TOTAL SECURED DEBT:         $32,178           --           --     $533,490
===========================================================================

UNSECURED DEBT:
--------------
Unsecured credit facility                                          $76,500
  7.180%unsecured notes
   due 12/03                                                       185,283
  7.000%unsecured notes
   due 3/04                                                        300,000
  7.250%unsecured notes
   due 3/09                $300,000                                300,000
  7.835%unsecured notes
   due 12/10                             $15,000                    15,000
  7.750%unsecured notes
   due 2/11                                          $300,000      300,000
---------------------------------------------------------------------------
TOTAL UNSECURED DEBT:      $300,000      $15,000     $300,000   $1,176,783
===========================================================================

===========================================================================
TOTAL DEBT:                $332,178      $15,000     $300,000   $1,710,273
===========================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                   DEBT DETAIL
                             (DOLLARS IN THOUSANDS)


                                                                                      PRINCIPAL BALANCE AT
                                                                  EFFECTIVE           --------------------
                                                                  INTEREST        JUNE 30,       DECEMBER 31,            DATE OF
PROPERTY NAME                      LENDER                           RATE              2001               2000            MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
SENIOR UNSECURED NOTES: (a)
----------------------
7.180% Senior Unsecured Notes    public debt                       7.230%           $ 185,283        $ 185,283        12/31/03
7.000% Senior Unsecured Notes    public debt                       7.270%             299,784          299,744        03/15/04
7.250% Senior Unsecured Notes    public debt                       7.490%             298,189          298,072        03/15/09
7.835% Senior Unsecured Notes    public debt                       7.950%              15,000           15,000        12/15/10
7.750% Senior Unsecured Notes    public debt                       7.925%             298,343               --        02/15/11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SENIOR UNSECURED NOTES:                                                       $1,096,599       $ 798,099
-----------------------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES:
---------------------------
2000 Unsecured Facility (b)      24 Lenders                LIBOR+  80 basis points   $ 76,500        $ 348,840        06/22/03
Prudential Facility (c)          Prudential Securities     LIBOR+110 BASIS POINTS          --               --        06/29/01
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES:                                                   $ 76,500        $ 348,840
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY MORTGAGES:
-----------------
101 & 225 Executive Drive        Sun Life Assurance Co.            6.270%            $     --        $   2,198        06/01/01
Mack-Cali Morris Plains          Corestates Bank                   7.510%               2,133            2,169        12/31/01
Mack-Cali Willowbrook            CIGNA                             8.670%               9,038            9,460        10/01/03
400 Chestnut Ridge               Prudential Insurance Co.          9.440%              13,128           13,588        07/01/04
Mack-Cali Centre VI              Principal Life Insurance Co.      6.865%              35,000           35,000        04/01/05
Various (d)                      Prudential Insurance Co.          7.100%             150,000          150,000        05/15/05
Mack-Cali Bridgewater I          New York Life Ins. Co.            7.000%              23,000           23,000        09/10/05
Mack-Cali Woodbridge II          New York Life Ins. Co.            7.500%              17,500           17,500        09/10/05
Mack-Cali Short Hills            Prudential Insurance Co.          7.740%              25,571           25,911        10/01/05
500 West Putnam Avenue           New York Life Ins. Co.            6.520%               9,679           10,069        10/10/05
Harborside - Plaza 1             U.S. West Pension Trust           5.610%              56,141           54,370        01/01/06
Harborside - Plazas 2 and 3      Northwestern/Principal            7.363%             163,859           95,630        01/01/06
Mack-Cali Airport                Allstate Life Insurance Co.       7.050%              10,474           10,500        04/01/07
Kemble Plaza I                   Mitsubishi Tr & Bk Co.      LIBOR+0.650%              32,178           32,178        01/31/09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY MORTGAGES:                                                           $ 547,701        $ 481,573
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DEBT:                                                                        $1,720,800       $1,628,512
===================================================================================================================================

(a) Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b) Total borrowing capacity under this facility is $800.0 million.
(c) Total borrowing capacity under this facility was $100.0 million. The Company repaid in full and terminated this facility on June 29, 2001.
(d) The Company has the option to convert the mortgage loan, which is secured by 12 properties, to unsecured debt.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                            III. FINANCIAL STATEMENTS
                            -------------------------


================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                            III. FINANCIAL STATEMENTS
                            -------------------------

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
================================================================================

                                                                   THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                                        JUNE 30,                             JUNE 30,

REVENUES                                                           2001               2000               2001               2000
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
Base rents                                                      $129,419        $122,072             $254,795            $243,670
Escalations and recoveries from tenants                           13,430          14,627               28,192              31,295
Parking and other                                                  3,060           6,128                5,406               9,450
Equity in earnings of unconsolidated joint ventures                2,037           1,070                5,446               2,207
Interest income                                                      472           1,992                1,085               2,246
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
     Total revenues                                              148,418         145,889              294,924             288,868
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------

EXPENSES
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
Real estate taxes                                                 15,510          14,733               30,797              29,437
Utilities                                                         10,699          10,014               22,655              20,393
Operating services                                                17,686          16,822               35,565              34,564
General and administrative                                         6,856           5,159               12,866              11,272
Depreciation and amortization                                     21,951          22,945               45,435              45,127
Interest expense                                                  28,555          26,835               56,920              53,261
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
     Total expenses                                              101,257          96,508              204,238             194,054
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
Income from operations before minority interests                  47,161          49,381               90,686              94,814
Minority interest in partially-owned properties                       --          (2,982)                  --              (5,072)
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
Income from operations before minority interest in                47,161          46,399               90,686              89,742
  Operating Partnership
Minority interest in Operating Partnership (a)                    (9,220)         (8,936)             (17,971)            (17,637)
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
Income from operations                                            37,941          37,463               72,715              72,105
Non-recurring charges (b)                                             --          (8,109)                  --              (8,109)
Realized gains and unrealized losses on disposition
  of rental property (c)                                          19,732          64,954                1,696              66,927
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------

Net income                                                      $ 57,673        $ 94,308             $ 74,411            $130,923
========================================================== ================= ================== ================ ==================

PER SHARE DATA:
Income from operations-basic                                    $   0.67        $   0.64             $   1.28            $   1.23
Net income-basic                                                $   1.02        $   1.61             $   1.31            $   2.24
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------
Income from operations-diluted                                  $   0.66        $   0.63             $   1.27            $   1.23
Net income-diluted                                              $   0.98        $   1.52             $   1.30            $   2.14
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------

Dividends declared per common share                             $   0.61        $   0.58             $   1.22            $   1.16
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------

Basic weighted average shares outstanding                         56,519          58,545               56,662              58,420

Diluted weighted average shares outstanding                       71,044          73,284               71,198              73,237
---------------------------------------------------------- ----------------- ------------------ ---------------- ------------------

(a) Excludes effect of minority interest's share of non-recurring charges and realized gains and unrealized losses on disposition of rental property.

(b) Net of minority interest's share of $1,119 for both the three and six months ended June 30, 2000.

(c) Net of minority interest's share of $2,778 and $8,967 for the three months ended June 30, 2001 and 2000, respectively, and $251 and $9,242 for the six months ended June 30, 2001 and 2000, respectively.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

================================================================================

                                                                                    JUNE 30,         DECEMBER 31,
ASSETS                                                                                2001               2000
-------------------------------------------------------------------------------- ------------------ ------------------
Rental property
     Land and leasehold interests                                                    $  488,288          $  542,841
     Buildings and improvements                                                       2,679,435           2,934,383
     Tenant improvements                                                                120,707             106,208
     Furniture, fixtures and equipment                                                    7,046               6,445
-------------------------------------------------------------------------------- ------------------ ------------------
                                                                                      3,295,476           3,589,877
Less - accumulated depreciation and amortization                                       (314,239)           (302,932)
-------------------------------------------------------------------------------- ------------------ ------------------
                                                                                      2,981,237           3,286,945
Rental property held for sale, net                                                      450,932             107,458
-------------------------------------------------------------------------------- ------------------ ------------------
        Net investment in rental property                                             3,432,169           3,394,403
Cash and cash equivalents                                                                22,738              13,179
Investments in unconsolidated joint ventures                                            130,944             101,438
Unbilled rents receivable, net                                                           58,118              50,499
Deferred charges and other assets, net                                                  100,337             102,655
Restricted cash                                                                           7,492               6,557
Accounts receivable, net of allowance for doubtful accounts
     of $693 and $552                                                                     8,121               8,246
-------------------------------------------------------------------------------- ------------------ ------------------

TOTAL ASSETS                                                                         $3,759,919          $3,676,977
================================================================================ ================== ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------- ------------------ ------------------
Senior unsecured notes                                                               $1,096,599            $798,099
Revolving credit facilities                                                              76,500             348,840
Mortgages and loans payable                                                             547,701             481,573
Dividends and distributions payable                                                      43,080              43,496
Accounts payable and accrued expenses                                                    51,712              53,608
Rents received in advance and security deposits                                          31,592              31,146
Accrued interest payable                                                                 26,814              17,477
-------------------------------------------------------------------------------- ------------------ ------------------
     Total liabilities                                                                1,873,998           1,774,239
-------------------------------------------------------------------------------- ------------------ ------------------

MINORITY INTERESTS:
Operating Partnership                                                                   448,088             447,523
Partially-owned properties                                                                   --               1,925
-------------------------------------------------------------------------------- ------------------ ------------------
     Total minority interests                                                           448,088             449,448
-------------------------------------------------------------------------------- ------------------ ------------------

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, 5,000,000 shares authorized, none issued                                    --                  --
Common stock, $0.01 par value, 190,000,000 shares authorized,
     56,299,124 and 56,980,893 shares outstanding                                           563                 570
Additional paid-in capital                                                            1,494,124           1,513,037
Dividends in excess of net earnings                                                     (51,837)            (57,149)
Unamortized stock compensation                                                           (5,017)             (3,168)
-------------------------------------------------------------------------------- ------------------ ------------------
     Total stockholders' equity                                                       1,437,833           1,453,290
-------------------------------------------------------------------------------- ------------------ ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $3,759,919          $3,676,977
================================================================================ ================== ==================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
            ---------------------------------------------------------
                                 (IN THOUSANDS)

================================================================================


                                                                         ADDITIONAL    DIVIDENDS IN     UNAMORTIZED           TOTAL
                                                      COMMON STOCK          PAID-IN       EXCESS OF           STOCK   STOCKHOLDERS'
                                                  SHARES    PAR VALUE       CAPITAL    NET EARNINGS    COMPENSATION          EQUITY
------------------------------------------------- --------- ----------- ------------ --------------- --------------- ---------------
Balance at January 1, 2001                         56,981         $570   $1,513,037       $(57,149)        $(3,168)      $1,453,290
   Net income                                          --           --           --         74,411              --           74,411
   Dividends                                           --           --           --        (69,099)             --          (69,099)
   Redemption of common units for
    shares of common stock                              7           --          192             --              --              192
   Proceeds from stock options exercised              106            1        2,388             --              --            2,389
   Deferred compensation plan for directors            --           --           76             --              --               76
   Issuance of Restricted Stock Awards                 94            1        2,526             --          (2,527)              --
   Amortization of stock compensation                  --           --           --             --             630              630
   Adjustment to fair value of restricted stock        --           --          152             --            (152)              --
   Cancellation of Restricted Stock Awards             (7)          --         (200)            --             200               --
   Repurchase of common stock                        (882)         (9)      (24,047)            --              --          (24,056)
------------------------------------------------- --------- ----------- ------------ --------------- --------------- ---------------

BALANCE AT JUNE 30, 2001                           56,299         $563   $1,494,124       $(51,837)        $(5,017)      $1,437,833
================================================= ========= =========== ============ =============== =============== ===============

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                     STATEMENTS OF FUNDS FROM OPERATIONS AND
                         CASH AVAILABLE FOR DISTRIBUTION
                  (IN THOUSANDS, EXCEPT PER SHARE/UNIT AMOUNTS)

                                                                      THREE MONTHS ENDED          SIX MONTHS ENDED
                                                                             JUNE 30,                  JUNE 30,
------------------------------------------------------ --------- ------------ ------------ ------------- ------------
                                                                        2001         2000          2001         2000
------------------------------------------------------ --------- ------------ ------------ ------------- ------------
Income from operations before minority interest in
      Operating Partnership                                          $47,161      $46,399       $90,686      $89,742
    Add: Real estate depreciation and amortization (a)                23,068       23,434        47,071       46,152
             Gain on sale of land                                         --           --            --        2,248
    Deduct: Adj. to rental income for
             straight-lining of rents (b)                             (4,057)      (3,400)       (7,862)      (5,590)
------------------------------------------------------ --------- ------------ ------------ ------------- ------------
Funds from operations (c), after adjustment for
   straight-lining of rents and non-recurring charges                $66,172      $66,433      $129,895     $132,552
------------------------------------------------------ --------- ------------ ------------ ------------- ------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                            (1,461)      (1,763)       (2,374)      (2,610)
     Tenant improvements and leasing commissions                     (8,399)     (10,551)      (15,724)     (20,460)
------------------------------------------------------ --------- ------------ ------------ ------------- ------------
Cash available for distribution                                      $56,312      $54,119      $111,797     $109,482
====================================================== ========= ============ ============ ============= ============

Basic weighted average shares/units outstanding (d)                   64,476       66,627        64,621       66,527
Diluted weighted average shares/units outstanding (e)                 71,044       73,284        71,198       73,237

PER SHARE/UNIT - BASIC(f):
     Funds from operations                                             $0.97        $0.94         $1.89        $1.88
     Cash available for distribution                                   $0.81        $0.76         $1.61        $1.53

PER SHARE/UNIT - DILUTED:
     Funds from operations                                             $0.93        $0.91         $1.82        $1.81
     Cash available for distribution                                   $0.79        $0.74         $1.57        $1.49

Dividend per common share                                              $0.61        $0.58         $1.22        $1.16

DIVIDEND PAYOUT RATIOS:
     Funds from operations-diluted                                    65.49%       63.98%        66.87%       64.09%
     Cash available for distribution-diluted                          76.96%       78.54%        77.70%       77.60%

------------------------------------------------------ --------- ------------ ------------ ------------- ------------

(a) Includes the Company's share from unconsolidated joint ventures of $1,321 and $686 for the three months ended June 30, 2001 and 2000, respectively, and $2,043 and $1,420 for the six months ended June 30, 2001 and 2000, respectively.

(b) Includes the Company's share from unconsolidated joint ventures of $90 and $(3) for the three months ended June 30, 2001 and 2000, respectively, and $126 and $54 for the six months ended June 30, 2001 and 2000, respectively.

(c) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.

(d) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(e) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(f) Amounts calculated after deduction for distributions to preferred unitholders of $3,879 and $3,765 for the three months ended June 30, 2001 and 2000, respectively, and $7,758 and $7,634 for the six months ended June 30, 2001 and 2000, respectively.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                 RECONCILIATION OF BASIC-TO-DILUTED SHARES/UNITS
                                 (IN THOUSANDS)

The following schedule reconciles the Company's basic weighted average shares to basic and diluted weighted average shares/units:

--------------------------------------------------------------------------------

                                                                          THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                               JUNE 30,                           JUNE 30,
                                                                        2001             2000              2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Basic weighted average shares:                                        56,519           58,545            56,662           58,420
Add: Weighted average common units                                     7,957            8,082             7,959            8,107
------------------------------------------------------------------------------------------------------------------------------------
Basic weighted average shares/units:                                  64,476           66,627            64,621           66,527
Add: Weighted average preferred units
             (after conversion to common units)                        6,359            6,457             6,359            6,537
Stock options                                                            209              200               218              173
---------------------------------------------------------------- ----------------- ---------------- ----------------- --------------

Diluted weighted average shares/units:                                71,044           73,284            71,198           73,237
================================================================ ================= ================ ================= ==============

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                           IV. VALUE CREATION PIPELINE

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                           IV. VALUE CREATION PIPELINE

                         OPERATING PROPERTY ACQUISITIONS
                             (DOLLARS IN THOUSANDS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                 # OF       RENTABLE     INVESTMENT BY
   DATE      PROPERTY/PORTFOLIO NAME                 LOCATION                               BLDGS.     SQUARE FEET   COMPANY (d)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE
04/06/01     4 & 6 Campus Drive                      Parsippany, Morris County, NJ             2         295,766        $48,404
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                            2         295,766        $48,404
----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
02/14/01     31 & 41 Twosome Drive (a)(b)            Moorestown, Burlington County, NJ         2         127,250        $ 7,155
04/27/01     1245 & 1247 N. Church Street,
             2 Twosome Drive (a)(b)                  Moorestown, Burlington County, NJ         3         154,200         11,083
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                       5         281,450        $18,238
----------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                         7         577,216        $66,642
==================================================================================================================================

                      FOR THE YEAR ENDED DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                 # OF       RENTABLE     INVESTMENT BY
   DATE      PROPERTY/PORTFOLIO NAME                 LOCATION                               BLDGS.     SQUARE FEET   COMPANY (c)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE
5/23/00      555 & 565 Taxter Road                   Elmsford, Westchester County, NY          2         341,108        $42,980
6/14/00      Four Gatehall Drive                     Parsippany, Morris County, NJ             1         248,480         42,381
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                            3         589,588        $85,361
----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
3/24/00      Two Executive Drive (a)(b)              Moorestown, Burlington County, NJ         1          60,800        $ 4,007
7/14/00      915 North Lenola Road (a)(b)            Moorestown, Burlington County, NJ         1          52,488          2,542
----------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                       2         113,288        $ 6,549
----------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                         5         702,876        $91,910
==================================================================================================================================

SEE FOOTNOTES TO THE ABOVE SCHEDULES ON PAGE 31.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          PROPERTIES PLACED IN SERVICE
                             (DOLLARS IN THOUSANDS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

----------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                 # OF       RENTABLE     INVESTMENT BY
 IN SERVICE  PROPERTY/PORTFOLIO NAME                 LOCATION                               BLDGS.     SQUARE FEET   COMPANY (d)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE

01/15/01     105 Eisenhower Parkway                  Roseland, Essex County, NJ                1         220,000        $43,300
03/01/01     8181 East Tufts Avenue                  Denver, Denver County, CO                 1         185,254         34,371
----------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                            2         405,254        $77,671
==================================================================================================================================

                      FOR THE YEAR ENDED DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                 # OF       RENTABLE     INVESTMENT BY
 IN SERVICE  PROPERTY/PORTFOLIO NAME                 LOCATION                               BLDGS.     SQUARE FEET   COMPANY (e)
----------------------------------------------------------------------------------------------------------------------------------
OFFICE

9/01/00      Harborside Plaza 4-A (f)                Jersey City, Hudson County, NJ            1         207,670        $61,459
9/15/00      Liberty Corner Corp. Center             Bernards Township, Somerset County, NJ    1         132,010         17,430
----------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                            2         339,680        $78,889
==================================================================================================================================

(a) Transactions were funded primarily from net proceeds received in the sale of a rental property, as well as the Company's cash reserves and draws on the Company's credit facilities.
(b) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(c) Transactions were funded primarily from net proceeds received in the sale or sales of rental property.
(d) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities, and amounts presented are as of June 30, 2001.
(e) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities, and amounts presented are as of December 31, 2000.
(f)   Project includes seven-story, 1,100-car parking garage.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          ACQUISITION PROPERTY PROFILE

================================================================================

--------------------------------------------------------------------------------

PROPERTY NAME:             4 Campus Drive

PRODUCT TYPE:              Office Building

LOCATION:                  Parsippany, Morris County, New Jersey

DESCRIPTION:               Class A, three-story office building

SIZE:                      147,475 square feet

YEAR CONSTRUCTED:          1983

CLOSING DATE:              April 6, 2001

ACQUISITION COST:          $26.1 million

FUNDING SOURCE:            Borrowing from revolving credit facility

PERCENTAGE LEASED:         86.8%

NUMBER OF TENANTS:         10

SIGNIFICANT TENANTS:       Nabisco, Inc. (40,368 square feet)

                           Summit Equities, Inc. (29,201 square feet)

                           Gruntal Co., L.L.C. (11,553 square feet)

                           Reiseman & Sharp (10,199 square feet)

================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          ACQUISITION PROPERTY PROFILE

================================================================================

--------------------------------------------------------------------------------

PROPERTY NAME:             6 Campus Drive

PRODUCT TYPE:              Office Building

LOCATION:                  Parsippany, Morris County, New Jersey

DESCRIPTION:               Class A, three-story office building

SIZE:                      148,291 square feet

YEAR CONSTRUCTED:          1983

CLOSING DATE:              April 6, 2001

ACQUISITION COST:          $22.1 million

FUNDING SOURCE:            Borrowing from revolving credit facility

PERCENTAGE LEASED:         98.4%

NUMBER OF TENANTS:         8

SIGNIFICANT TENANTS:       Prudential Insurance Co. (81,232 square feet)

                           Ameritech Data Networking (13,096 square feet)

                           Gallagher Bassett Services (12,052 square feet)

                           Executrain of New Jersey (11,940 square feet)

                           Drake Beam Morin, Inc. (10,366 square feet)

================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          ACQUISITION PROPERTY PROFILE

================================================================================

PROPERTY NAME:             1245 North Church Street

PRODUCT TYPE:              Office/Flex Building

LOCATION:                  Moorestown, Burlington County, New Jersey

DESCRIPTION:               Class A, one-story office/flex building

SIZE:                      52,810 square feet

YEAR CONSTRUCTED:          1998

CLOSING DATE:              April 27, 2001

ACQUISITION COST:          $3.5 million

FUNDING SOURCE:            Proceeds from sale of office property

PERCENTAGE LEASED:         100.0%

NUMBER OF TENANTS:         3

TENANTS:                   Health Ink L.L.C. (20,000 square feet)

                           C&L Properties L.L.C. (18,410 square feet)

                           C&L Packaging, Inc. (14,400 square feet)

================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          ACQUISITION PROPERTY PROFILE

================================================================================

--------------------------------------------------------------------------------

PROPERTY NAME:             1247 North Church Street

PRODUCT TYPE:              Office/Flex Building

LOCATION:                  Moorestown, Burlington County, New Jersey

DESCRIPTION:               Class A, one-story office/flex building

SIZE:                      52,790 square feet

YEAR CONSTRUCTED:          1998

CLOSING DATE:              April 27, 2001

ACQUISITION COST:          $4.0 million

FUNDING SOURCE:            Proceeds from sale of office property

PERCENTAGE LEASED:         100.0%

NUMBER OF TENANTS:         7

SIGNIFICANT TENANTS:       Otis Elevator Company (12,000 square feet)

                           Dilks Agency, Inc. (11,900 square feet)

                           Telesciences, Inc. (8,810 square feet)

================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          ACQUISITION PROPERTY PROFILE

================================================================================

--------------------------------------------------------------------------------

PROPERTY NAME:             2 Twosome Drive

PRODUCT TYPE:              Office/Flex Building

LOCATION:                  Moorestown, Burlington County, New Jersey

DESCRIPTION:               Class A, one-story office/flex building

SIZE:                      48,600 square feet

YEAR CONSTRUCTED:          2000

CLOSING DATE:              April 27, 2001

ACQUISITION COST:          $3.5 million

FUNDING SOURCE:            Borrowing from revolving credit facility

PERCENTAGE LEASED:         100.0%

NUMBER OF TENANTS:         1

TENANT:                    Sterling Medical Services (48,600 square feet)

================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                        SUMMARY OF CONSTRUCTION PROJECTS
                             (DOLLARS IN THOUSANDS)

====================================================================================================================================
                                                                 ESTIMATED                            COSTS
                                                                 PLACED IN   NUMBER                INCURRED        TOTAL
                                                                 SERVICE     OF         SQUARE      THROUGH    ESTIMATED   CURRENT
          PROJECT               LOCATION         TYPE OF SPACE      DATE     BUILDINGS    FEET      6/30/01        COSTS  % LEASED
------------------------------------------------------------------------------------------------------------------------------------
MAJORITY OWNED:
Harborside Plaza 5              Jersey City, NJ  Office           2002-4Q        1        980,000   $50,473     $260,000      24.9%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                       1        980,000   $50,473     $260,000      24.9%
------------------------------------------------------------------------------------------------------------------------------------

UNCONSOLIDATED JOINT
VENTURES:
Stadium Gateway (a)             Anaheim, CA      Office           2001-3Q        1        261,554    $2,680       $2,680      32.0%
Pacific Plaza Phase I & II (b)  Daly City, CA    Office/Retail    2001-3Q        2        471,379     9,188        9,188      60.6%
Hyatt Regency South Pier (c)    Jersey City, NJ  Hotel            2002-3Q        1        280,000     9,859       18,000        n/a
Harborside Plaza 10 (d)         Jersey City, NJ  Office           2002-3Q        1        575,000    35,399       36,000     100.0%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                                                       5      1,587,933   $57,126      $65,868      72.2%
------------------------------------------------------------------------------------------------------------------------------------

GRAND-TOTAL:                                                                     6      2,567,933  $107,599     $325,868      54.2%
====================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $44.0 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $120.4 million.
(c) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $103.0 million.
(d) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $140.0 million.

                  SUMMARY OF DEVELOPMENT PROPERTIES IN LEASE-UP
                             (DOLLARS IN THOUSANDS)

====================================================================================================================================
                                                                                                      COSTS
                                                                 PLACED IN   NUMBER                INCURRED        TOTAL
                                                                 SERVICE     OF         SQUARE      THROUGH    ESTIMATED   CURRENT
          PROJECT               LOCATION         TYPE OF SPACE      DATE     BUILDINGS    FEET      6/30/01        COSTS  % LEASED
------------------------------------------------------------------------------------------------------------------------------------
105 Eisenhower Parkway          Roseland, NJ     Office           01/15/01       1      220,000    $43,300      $43,600      50.9%
8181 East Tufts Avenue          Denver, CO       Office           03/01/01       1      185,254     34,371       34,700      66.9%
------------------------------------------------------------------------------------------------------------------------------------

TOTALS:                                                                          2      405,254    $77,671      $78,300      58.2%
====================================================================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                             SUMMARY OF LAND PARCELS

=============================================================================================================================
                                                                                       DEVELOPMENT
                                                                                        POTENTIAL
SITE                                            TOWN/ CITY          STATE     ACRES     (SQ. FT.)         TYPE OF SPACE
-----------------------------------------------------------------------------------------------------------------------------
Horizon Center                                   Hamilton            NJ         50.0         575,000    Office/Flex/Retail
American Financial Exchange (a)                 Jersey City          NJ          3.6       1,225,000          Office
Harborside Financial Center (b)                 Jersey City          NJ          6.5       3,113,500          Office
Mack-Cali Business Campus (c)              Parsippany & Hanover      NJ        110.0       1,350,000          Office
Morris V and VI (a)                             Parsippany           NJ         47.5         645,000          Office
Commercenter                                      Totowa             NJ          5.8          30,000       Office/Flex
Princeton Metro (c)                            West Windsor          NJ         10.0          97,000          Office
Princeton Overlook II                          West Windsor          NJ         10.0         149,500          Office
Cross Westchester Executive Park (d)             Elmsford            NY          5.0          60,000       Office/Flex
Elmsford Distribution Center (d)                 Elmsford            NY         14.5         100,000        Warehouse
Mid-Westchester Executive Park (d)               Hawthorne           NY          8.0          73,000       Office/Flex
One Ramland Road (a)                            Orangeburg           NY         20.0         100,000       Office/Flex
South Westchester Executive Park (d)              Yonkers            NY         60.0         500,000       Office/Flex
Airport Business Center                           Lester             PA         12.6         135,000          Office
Eastpoint II                                      Lanham             MD          4.8         122,000       Office/Hotel
Tri West Plaza II (d)                             Dallas             TX          4.5         500,000          Office
Concord Plaza II (e)                            San Antonio          TX          2.2         145,000          Office
Hilltop Business Center (e)                      Littleton           CO          7.1         128,000          Office
Pacific Plaza Phase III (f)                      Daly City           CA          2.5         270,000          Office
-----------------------------------------------------------------------------------------------------------------------------

TOTALS                                                                         384.6       9,318,000
=============================================================================================================================

(a) Land owned by joint venture in which Mack-Cali is significant equity partner.
(b)   Includes 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)   Mack-Cali holds an option to purchase this land.
(e)   Land is currently being held for sale.
(f) Unconsolidated joint venture, in which Mack-Cali is significant equity partner, holds an option to purchase this land.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                              RENTAL PROPERTY SALES
                             (DOLLARS IN THOUSANDS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

====================================================================================================================================
SALE                                                                     # OF       RENTABLE      NET SALES     NET BOOK    REALIZED
DATE          PROPERTY NAME            LOCATION                         BLDGS.    SQUARE FEET      PROCEEDS      VALUE          GAIN
------------------------------------------------------------------------------------------------------------------------------------
OFFICE:
06/01/01      1777 N.E. Loop 410       San Antonio, Bexar County, TX       1           256,137      $21,313        $16,703    $4,610
06/15/01      14511 Falling Creek      Houston, Harris County, TX          1            70,999        2,982          2,458       524

RESIDENTIAL:
06/21/01      Tenby Chase Apartments   Delran, Burlington County, NJ       1         327 units       19,336          2,399    16,937

OTHER:
04/03/01      North Pier-Harborside    Jersey City, Hudson County, NJ     --               n/a        3,357          2,918       439
------------------------------------------------------------------------------------------------------------------------------------

TOTALS:                                                                    3           327,136      $46,988        $24,478   $22,510
====================================================================================================================================


                      FOR THE YEAR ENDED DECEMBER 31, 2000

====================================================================================================================================
SALE                                                                        # OF     RENTABLE    NET SALES     NET BOOK     REALIZED
DATE         PROPERTY NAME                LOCATION                         BLDGS.  SQUARE FEET    PROCEEDS      VALUE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LAND:
02/25/00     Horizon Center Land          Hamilton Township, Mercer          --      39.1 acres    $  4,180       $  1,932  $ 2,248
                                          County, NJ

OFFICE:
04/17/00     95 Christopher Columbus Dr.  Jersey City, Hudson County, NJ      1         621,900     148,222         80,583   67,639
04/20/00     6900 IH-40 West              Amarillo, Potter County, TX         1          71,771       1,467          1,727     (260)
06/09/00     412 Mt. Kemble Avenue        Morris Twp., Morris County, NJ      1         475,100      81,981         75,439    6,542
09/21/00     Cielo Center                 Austin, Travis County, TX           1         270,703      45,785         35,749   10,036
11/15/00     210 South 16th Street (a)    Omaha, Douglas County, NE           1         319,535      11,976         12,828     (852)
------------------------------------------------------------------------------------------------------------------------------------

TOTALS:                                                                       5       1,759,009    $293,611       $208,258  $85,353
====================================================================================================================================

(a) In connection with the sale of the Omaha, Nebraska property, the Company provided to the purchaser an $8,750 mortgage loan bearing interest payable monthly at an annual rate of 9.50 percent. The loan is secured by the Omaha, Nebraska property and will mature on November 14, 2003.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                        V. PORTFOLIO/ LEASING STATISTICS

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                        V. PORTFOLIO/ LEASING STATISTICS

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2001)

                      CONSOLIDATED IN-SERVICE PORTFOLIO (a)

                             SUMMARY OF SPACE LEASED

==============================================================================================================================
                                                                LEASING ACTIVITY
                                              LEASED
                                  SQ. FT.     SQ. FT.    EXPIRING/                    NET       SQ. FT.           %          %
                                   LEASED  ACQUIRED/    ADJUSTMENT   INCOMING     LEASING        LEASED      LEASED     LEASED
REGION/MARKET                     3/31/01  (SOLD) (b)  SQ. FT. (c)    SQ. FT.    ACTIVITY       6/30/01     6/30/01    3/31/01
------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                   9,127,822     273,926    (278,156)    303,034      24,878     9,426,626       97.9%      97.8%
  Central NJ                    2,687,460          --    (117,113)    150,690      33,577     2,721,037       97.8%      96.6%
  Westchester Co., NY           4,385,706          --    (231,805)    242,168      10,363     4,396,069       97.3%      97.1%
  Sub. Philadelphia             2,654,423     154,200    (125,440)    153,315      27,875     2,836,498       92.3%      91.0%
  Fairfield, CT                   649,484          --     (37,834)     37,306        (528)      648,956       96.5%      96.5%
  Washington, DC/MD               613,455          --      (1,797)         --      (1,797)      611,658       99.2%      99.5%
  Rockland Co/Long Island, NY     583,164          --      (9,114)     10,283       1,169       584,333       98.8%      98.6%
                               -----------------------------------------------------------------------------------------------
TOTAL NORTHEAST                20,701,514     428,126    (801,259)    896,796      95,537    21,225,177       97.0%      96.6%
                               -----------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                         2,465,144    (288,926)   (298,419)    170,737    (127,682)    2,048,536       87.3%      92.2%
  Colorado                      1,482,476          --     (30,122)     20,981      (9,141)    1,473,335       99.0%      99.6%
  San Francisco                   439,535          --     (10,614)      9,749        (865)      438,670       97.3%      97.5%
  Arizona                         416,967          --          --          --          --       416,967      100.0%     100.0%
  Other                           342,466          --     (16,505)     17,444         939       343,405       92.9%      92.6%
                               -----------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER      5,146,588    (288,926)   (355,660)    218,911    (136,749)    4,720,913       93.1%      95.3%
                               -----------------------------------------------------------------------------------------------

COMPANY TOTALS                 25,848,102     139,200  (1,156,919)  1,115,707     (41,212)   25,946,090       96.3%      96.4%
                               ===============================================================================================

==============================================================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2001                              26,825,071
     Total sq. ft. of properties added this period                 449,966
     Total sq. ft. of properties sold this period                 (327,136)
                                                                ----------
Total sq. ft. as of June 30, 2001                               26,947,901
                                                                ==========

==========================================================================

(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2001)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY

====================================================================================================================================
DETAIL BY REGION/MARKET

                                                                                           SQ. FT.     WTD.     WTD.         LEASING
                                                        #  OF               SQ. FT.    RENEWED AND     AVG.     AVG.       COSTS PER
                                                       TRANS-      TOTAL        NEW          OTHER    TERM      BASE     SQ. FT. PER
REGION/MARKET                        PROPERTY TYPE    ACTIONS    SQ. FT.     LEASES   RETAINED (a)   (YRS.)  RENT (b)       YEAR (c)
------------------------------------------------------------------------------------------------------------------------------------

NORTHEAST

  Northern NJ                               Office         51    295,809    112,539        183,270      6.8    $30.12         $2.39
                                       Office/Flex          1      7,225      7,225             --      5.0    $17.27         $2.81
  Central NJ                                Office         13     92,545     42,064         50,481      5.5    $27.81         $2.57
                                       Office/Flex          3     58,145     17,435         40,710     11.0    $20.33         $0.98
  Westchester Co., NY                       Office         38    128,487     44,099         84,388      4.9    $26.38         $1.71
                                       Office/Flex         18    113,681     26,043         87,638      3.7    $15.44         $0.96
                              Industrial/Warehouse         --         --         --             --       --        --            --
  Sub. Philadelphia                         Office          7     78,375     34,686         43,689      4.5    $25.05         $3.48
                                       Office/Flex          7     74,940     31,825         43,115      4.7    $10.46         $0.60
  Fairfield, CT                             Office          5     31,056         --         31,056      3.2    $27.62         $1.04
                                       Office/Flex          2      6,250      4,250          2,000      1.0    $15.92         $0.91
  Washington, DC/MD                         Office         --         --         --             --       --        --            --
  Rockland Co/Long Island, NY               Office          6     10,283      3,220          7,063      4.5    $24.80         $1.78
                                                          -------------------------------------------------------------------------
TOTAL NORTHEAST                                           151    896,796    323,386        573,410      5.7    $24.42         $2.14
                                                          -------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                     Office         39    170,737     75,650         95,087      3.3    $19.54         $2.09
  Colorado                                  Office          8     20,981      4,944         16,037      3.8    $20.45         $0.97
  San Francisco                             Office         24      9,749      3,568          6,181      2.5    $50.09         $2.20
  Other                                     Office          4     17,444      7,831          9,613      5.0    $18.51         $2.30
                                                          -------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                 75    218,911     91,993        126,918      3.4    $20.90         $2.06
                                                          -------------------------------------------------------------------------
COMPANY TOTALS                                            226  1,115,707    415,379        700,328      5.3    $23.73         $2.13
                                                          =========================================================================

====================================================================================================================================
DETAIL BY PROPERTY TYPE
                                            Office        195    855,466    328,601        526,865      5.1    $26.33         $2.35
                                       Office/Flex         31    260,241     86,778        173,463      5.6    $15.16         $1.21
                              Industrial/Warehouse         --         --         --             --       --        --            --
                                                          --------------------------------------------------------------------------
COMPANY TOTALS                                            226  1,115,707    415,379        700,328      5.3    $23.73         $2.13
                                                          ==========================================================================

====================================================================================================================================
TENANT RETENTION:                  Leases Retained       59.4%
                                  Sq. Ft. Retained       60.5%
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $7,264,968 and commissions of $4,026,077 committed, but not necessarily expended, during period for second generation space aggregating 1,043,618 square feet.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               LEASING STATISTICS
                   (FOR THE THREE MONTHS ENDED JUNE 30, 2001)

                     UNCONSOLIDATED JOINT VENTURE PROPERTIES

                             SUMMARY OF SPACE LEASED

==============================================================================================================================
                                                              LEASING ACTIVITY
                                            LEASED
                              SQ. FT.      SQ. FT.    EXPIRING/                    NET        SQ. FT.         %           %
                               LEASED    ACQUIRED/   ADJUSTMENT    INCOMING      LEASING       LEASED       LEASED      LEASED
STATE                         3/31/01   (SOLD) (A)  SQ. FT. (B)     SQ. FT.     ACTIVITY      6/30/01      6/30/01     3/31/01
------------------------------------------------------------------------------------------------------------------------------
New Jersey                    156,495          --       (8,653)          --      (8,653)      147,842        94.5%      100.0%
New York                      187,000          --           --           --          --       187,000        80.6%       80.6%
California                    719,924    (239,085)          --           --          --       480,839        98.4%       98.9%
Texas                         282,599          --      (21,006)          --     (21,006)      261,593        87.8%       94.8%
                            --------------------------------------------------------------------------------------------------
TOTALS                      1,346,018    (239,085)     (29,659)          --     (29,659)    1,077,274        91.7%       95.2%
                            ==================================================================================================

==============================================================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2001                               1,414,398
     Total sq. ft. of properties sold this period                 (239,085)
                                                                 ---------
Total sq. ft. as of June 30, 2001                                1,175,313
                                                                 =========

==========================================================================

                         DETAIL OF TRANSACTION ACTIVITY

                          No Transactions This Period.

(a) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b) Represents the square footage of leases expiring or scheduled to expire for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               LEASING STATISTICS
                    (FOR THE SIX MONTHS ENDED JUNE 30, 2001)

                      CONSOLIDATED IN-SERVICE PORTFOLIO (a)

                             SUMMARY OF SPACE LEASED

====================================================================================================================================
                                                                     LEASING ACTIVITY
                                                  LEASED
                                    SQ. FT.      SQ. FT.     EXPIRING/                        NET      SQ. FT.          %          %
                                     LEASED    ACQUIRED/    ADJUSTMENT     INCOMING       LEASING       LEASED     LEASED     LEASED
REGION/MARKET                      12/31/00   (SOLD) (b)   SQ. FT. (c)      SQ. FT.      ACTIVITY      6/30/01    6/30/01   12/31/00
------------------------------------------------------------------------------------------------------------------------------------

NORTHEAST

  Northern NJ                     9,168,667      273,926     (446,048)      430,081      (15,967)    9,426,626      97.9%      98.3%
  Central NJ                      2,689,076           --     (185,845)      217,806       31,961     2,721,037      97.8%      96.7%
  Westchester Co., NY             4,411,621           --     (445,460)      429,908      (15,552)    4,396,069      97.3%      97.7%
  Sub. Philadelphia               2,557,156      281,450     (327,771)      325,663       (2,108)    2,836,498      92.3%      91.6%
  Fairfield, CT                     659,804           --      (69,219)       58,371      (10,848)      648,956      96.5%      98.1%
  Washington, DC/MD                 607,942           --      (64,857)       68,573        3,716       611,658      99.2%      98.6%
  Rockland Co/Long Island, NY       556,918       31,000      (37,827)       34,242       (3,585)      584,333      98.8%      99.3%
                                 ---------------------------------------------------------------------------------------------------
TOTAL NORTHEAST                  20,651,184      586,376   (1,577,027)    1,564,644      (12,383)   21,225,177      97.0%      97.1%
                                 ---------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                           2,462,200     (288,926)    (405,556)      280,818     (124,738)    2,048,536      87.3%      92.1%
  Colorado                        1,484,500           --      (41,685)       30,520      (11,165)    1,473,335      99.0%      99.7%
  San Francisco                     445,490           --      (19,255)       12,435       (6,820)      438,670      97.3%      98.8%
  Arizona                           416,967           --           --            --           --       416,967     100.0%     100.0%
  Other                             342,466           --      (19,332)       20,271          939       343,405      92.9%      92.6%
                                 ---------------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER        5,151,623     (288,926)    (485,828)      344,044     (141,784)    4,720,913      93.1%      95.4%
                                 ---------------------------------------------------------------------------------------------------

COMPANY TOTALS                   25,802,807      297,450   (2,062,855)    1,908,688     (154,167)   25,946,090      96.3%      96.8%
                                 ===================================================================================================

====================================================================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2000                           26,666,821
     Total sq. ft. of properties added this period                 608,216
     Total sq. ft. of properties sold this period                 (327,136)
                                                                ----------
Total sq. ft. as of June 30, 2001                               26,947,901
                                                                ==========

==========================================================================

(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               LEASING STATISTICS
                    (FOR THE SIX MONTHS ENDED JUNE 30, 2001)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY

====================================================================================================================================
DETAIL BY REGION/MARKET
                                                                                             SQ. FT.     WTD.      WTD.      LEASING
                                                         #  OF              SQ. FT.      RENEWED AND     AVG.      AVG.    COSTS PER
                                                        TRANS-     TOTAL        NEW            OTHER     TERM      BASE  SQ. FT. PER
REGION/MARKET                        PROPERTY TYPE     ACTIONS   SQ. FT.     LEASES     RETAINED (a)   (YRS.)  RENT (b)     YEAR (c)
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                               Office         67    413,889    188,144        225,745      6.6    $29.27        $2.38
                                       Office/Flex          3     16,192     13,465          2,727      6.2    $16.38        $1.38
  Central NJ                                Office         20    119,046     46,189         72,857      5.1    $27.30        $2.51
                                       Office/Flex          8     98,760     17,435         81,325      8.4    $18.60        $0.85
  Westchester Co., NY                       Office         66    242,102     95,127        146,975      5.5    $25.85        $1.80
                                       Office/Flex         33    184,806     42,763        142,043      3.8    $16.17        $1.18
                              Industrial/Warehouse          1      3,000      3,000             --      1.0    $12.00        $0.45
  Sub. Philadelphia                         Office         26    203,983     82,783        121,200      4.6    $26.84        $2.86
                                       Office/Flex         14    121,680     39,565         82,115      4.2     $9.67        $0.75
  Fairfield, CT                             Office          9     50,121         --         50,121      2.6    $26.24        $0.85
                                       Office/Flex          3      8,250      4,250          4,000      1.2    $17.27        $0.64
  Washington, DC/MD                         Office          3     68,573         --         68,573     11.5    $26.15        $2.09
  Rockland Co/Long Island, NY               Office         11     34,242      7,799         26,443      5.1    $24.35        $1.66
                                                          ------------------------------------------------------------------------
TOTAL NORTHEAST                                           264  1,564,644    540,520      1,024,124      5.7    $23.96        $2.06
                                                          ------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                     Office         76    280,818    100,469        180,349      3.1    $19.96        $2.07
  Colorado                                  Office         13     30,520      6,733         23,787      3.8    $21.55        $1.09
  San Francisco                             Office         32     12,435      4,432          8,003      2.4    $50.55        $2.27
  Other                                     Office          5     20,271      7,831         12,440      4.7    $18.36        $2.14
                                                          ------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                126    344,044    119,465        224,579      3.3    $21.11        $2.03
                                                          ------------------------------------------------------------------------

COMPANY TOTALS                                            390  1,908,688    659,985      1,248,703      5.2    $23.45        $2.06
                                                          ========================================================================

====================================================================================================================================
DETAIL BY PROPERTY TYPE

                                            Office        328  1,476,000    539,507        936,493      5.3    $25.95        $2.26
                                       Office/Flex         61    429,688    117,478        312,210      5.0    $14.91        $1.13
                              Industrial/Warehouse          1      3,000      3,000             --      1.0    $12.00        $0.45
                                                          ------------------------------------------------------------------------
COMPANY TOTALS                                            390  1,908,688    659,985      1,248,703      5.2    $23.45        $2.06
                                                          ========================================================================

====================================================================================================================================
TENANT RETENTION:                  Leases Retained       59.8%
                                  Sq. Ft. Retained       60.5%
------------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $12,036,207 and commissions of $7,119,831 committed, but not necessarily expended, during period for second generation space aggregating 1,820,112 square feet.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               LEASING STATISTICS
                    (FOR THE SIX MONTHS ENDED JUNE 30, 2001)

                     UNCONSOLIDATED JOINT VENTURE PROPERTIES

                             SUMMARY OF SPACE LEASED

====================================================================================================================================
                                                                 LEASING ACTIVITY
                                            LEASED
                              SQ. FT.      SQ. FT.         EXPIRING/                      NET       SQ. FT.         %           %
                               LEASED    ACQUIRED/        ADJUSTMENT       INCOMING     LEASING     LEASED        LEASED     LEASED
STATE                        12/31/00   (SOLD) (a)        SQ. FT. (b)      SQ. FT.     ACTIVITY     6/30/01       6/30/01   12/31/00
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                    154,749          --           (8,653)          1,746      (6,907)       147,842      94.5%    100.0%
New York                      187,000          --               --             --           --        187,000      80.6%     80.6%
California                    841,984    (372,926)              --          11,781      11,781        480,839      98.4%     86.2%
Texas                         281,016          --          (19,423)             --     (19,423)       261,593      87.8%     94.3%
                            -----------------------------------------------------------------------------------------------------

TOTALS                      1,464,749    (372,926)         (28,076)         13,527     (14,549)     1,077,274      91.7%     94.6%
                            =====================================================================================================

====================================================================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2000                            1,548,239
     Total sq. ft. of properties sold this period                 (372,926)
                                                                 ---------
Total sq. ft. as of June 30, 2001                                1,175,313
                                                                 =========

==========================================================================

                         DETAIL OF TRANSACTION ACTIVITY

==============================================================================================================================
                                                                          SQ. FT.
                                                                      RENEWED AND                                LEASING COSTS
                                # OF                   SQ. FT. NEW          OTHER      WTD. AVG.      WTD. AVG.    PER SQ. FT.
STATE                   TRANSACTIONS  TOTAL SQ. FT.         LEASES   RETAINED (c)    TERM (YRS.)      BASE RENT   PER YEAR (d)
------------------------------------------------------------------------------------------------------------------------------
New Jersey                   1                1,746             --          1,746       3.0          $15.29          $0.27
California                   2               11,781          6,263          5,518       5.0          $22.20          $5.93
                             ---------------------------------------------------------------------------------------------

TOTALS                       3               13,527          6,263          7,264       4.5          $21.31          $5.02
                             =============================================================================================

==============================================================================================================================

(a) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b) Represents the square footage of leases expiring or scheduled to expire for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(c) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(d) Represents estimated workletter costs of $133,100 and commissions of $31,673 committed, but not necessarily expended, during the period for second generation space aggregating 7,264 square feet.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                             MARKET DIVERSIFICATION

The following table lists the Company's 25 markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

                                                                                   PERCENTAGE
                                                            ANNUALIZED                     OF
                                                           BASE RENTAL                 COMPANY              TOTAL
                                                               REVENUE         ANNUALIZED BASE      PROPERTY SIZE      PERCENTAGE OF
MARKET (MSA)                                               ($) (a) (b)      RENTAL REVENUE (%)      RENTABLE AREA  RENTABLE AREA (%)
------------------------------------------------------------------------------------------------------------------------------------
Bergen-Passaic, NJ                                          85,629,819                    17.3          4,530,091               16.6
Newark, NJ (Essex-Morris-Union Counties)                    82,222,663                    16.6          3,960,364               14.5
New York, NY (Westchester-Rockland Counties)                82,073,752                    16.6          4,696,178               17.2
Jersey City, NJ                                             42,621,145                     8.6          2,094,470                7.6
Philadelphia, PA-NJ                                         40,495,614                     8.2          2,991,796               10.9
Denver, CO                                                  20,565,846                     4.1          1,193,185                4.4
Washington, DC-MD-VA                                        19,434,059                     3.9            616,549                2.2
Middlesex-Somerset-Hunterdon, NJ                            15,797,282                     3.2            791,051                2.9
Dallas, TX                                                  15,620,705                     3.2            959,463                3.5
Trenton, NJ (Mercer County)                                 14,525,252                     2.9            672,365                2.5
San Francisco, CA                                           12,658,900                     2.6            450,891                1.6
Stamford-Norwalk, CT                                         9,121,157                     1.8            527,250                1.9
Houston, TX                                                  8,165,139                     1.7            629,009                2.3
San Antonio, TX                                              7,899,952                     1.6            684,165                2.5
Monmouth-Ocean, NJ                                           7,478,378                     1.5            577,423                2.1
Nassau-Suffolk, NY                                           6,373,398                     1.3            292,849                1.1
Phoenix-Mesa, AZ                                             5,646,402                     1.1            416,967                1.5
Tampa-St. Petersburg-Clearwater, FL                          3,914,853                     0.8            297,429                1.1
Boulder-Longmont, CO                                         3,616,838                     0.7            270,421                1.0
Bridgeport, CT                                               3,105,071                     0.6            145,487                0.5
Colorado Springs, CO                                         2,898,133                     0.6            209,987                0.8
Dutchess County, NY                                          2,160,554                     0.4            118,727                0.4
Atlantic-Cape May, NJ                                        1,663,329                     0.3             80,344                0.3
Des Moines, IA                                               1,181,217                     0.2             72,265                0.3
Fort Worth-Arlington, TX                                     1,112,722                     0.2             74,429                0.3
------------------------------------------------------------------------------------------------------------------------------------

Totals                                                     495,982,180                   100.0         27,353,155              100.0
====================================================================================================================================

(a)  Annualized base rental revenue is based on actual June 2001 billings times
     12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.
(b) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                            INDUSTRY DIVERSIFICATION

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

                                                             ANNUALIZED          PERCENTAGE OF                      PERCENTAGE OF
                                                            BASE RENTAL                COMPANY           SQUARE     TOTAL COMPANY
                                                                REVENUE        ANNUALIZED BASE             FEET            LEASED
INDUSTRY CLASSIFICATION (a)                                   ($)(b)(c)      RENTAL REVENUE (%)          LEASED        SQ. FT. (%)
------------------------------------------------------------------------------------------------------------------------------------
Securities, Commodity Contracts & Other Financial            56,347,045                   11.3        2,392,202                9.1
Manufacturing                                                46,385,508                    9.4        2,693,497               10.5
Computer System Design Svcs.                                 34,637,167                    7.0        1,790,298                7.0
Insurance Carriers & Related Activities                      31,764,575                    6.4        1,571,402                6.1
Telecommunications                                           31,681,119                    6.4        1,771,140                6.9
Legal Services                                               29,298,918                    5.9        1,287,742                5.0
Health Care & Social Assistance                              21,843,731                    4.4        1,130,157                4.4
Credit Intermediation & Related Activities                   20,847,856                    4.2        1,200,066                4.7
Other Professional                                           18,653,821                    3.8          984,256                3.8
Accounting/Tax Prep.                                         18,363,639                    3.7          796,081                3.1
Wholesale Trade                                              18,215,281                    3.7        1,331,507                5.2
Retail Trade                                                 17,149,616                    3.5          979,087                3.8
Information Services                                         14,543,705                    2.9          667,944                2.6
Publishing Industries                                        13,568,091                    2.7          607,175                2.4
Arts, Entertainment & Recreation                             10,657,640                    2.1          717,709                2.8
Public Administration                                        10,363,076                    2.1          348,804                1.4
Real Estate & Rental & Leasing                               10,343,669                    2.1          507,503                2.0
Scientific Research/Development                               9,654,011                    1.9          536,772                2.1
Other Services (except Public Administration)                 9,216,828                    1.9          696,659                2.7
Architectural/Engineering                                     8,710,654                    1.8          428,530                1.7
Advertising/Related Services                                  8,645,715                    1.7          391,538                1.5
Management of Companies & Finance                             6,828,266                    1.4          342,523                1.3
Management/Scientific                                         6,463,419                    1.3          296,638                1.2
Transportation                                                6,365,559                    1.3          445,627                1.7
Data Processing Services                                      6,048,854                    1.2          271,752                1.1
Construction                                                  4,820,483                    1.0          263,765                1.0
Educational Services                                          4,177,490                    0.8          222,544                0.9
Admin. & Support, Waste Mgt. & Remediation Svc.               3,722,275                    0.8          266,044                1.0
Utilities                                                     3,579,717                    0.7          170,399                0.7
Specialized Design Services                                   3,479,180                    0.7          163,178                0.6
Other                                                         9,605,272                    1.9          489,250                1.7
------------------------------------------------------------------------------------------------------------------------------------

Totals                                                      495,982,180                  100.0       25,761,789              100.0
====================================================================================================================================

(a) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b) Annualized base rental revenue is based on actual June billings times 12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                      CONSOLIDATED PORTFOLIO ANALYSIS (a)
                             (AS OF JUNE 30, 2001)

                       BREAKDOWN BY NUMBER OF PROPERTIES

                                                                                                                 PROPERTY TYPE:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        STAND-
                                            % OF                            % OF     INDUSTRIAL/          % OF          ALONE
STATE                      OFFICE          TOTAL   OFFICE/FLEX             TOTAL       WAREHOUSE         TOTAL         RETAIL
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                    71           27.2%            50             19.2%            --             --              --
New York                      23            8.8%            37             14.2%             6            2.3%              2
Pennsylvania                  13            5.0%            --               --             --             --              --
Connecticut                    3            1.1%             5              1.9%            --             --              --
Wash., D.C./
   Maryland                    4            1.5%            --               --             --             --              --
-------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:                114           43.6%            92             35.3%             6            2.3%              2
-------------------------------------------------------------------------------------------------------------------------------

Texas                         15            5.7%            --               --             --             --              --
Arizona                        3            1.1%            --               --             --             --              --
California                     2            0.8%            --               --             --             --              --
Colorado                      21            8.0%            --               --             --             --              --
Florida/ Iowa                  2            0.8%            --               --             --             --              --
-------------------------------------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:                 157           60.0%           92              35.3%             6            2.3%              2
===============================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                          MULTI-
                              % OF        FAMILY              % OF           LAND            % OF        TOTALS             % OF
STATE                        TOTAL      RESIDENTIAL          TOTAL          LEASES          TOTAL      BY STATE            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
New Jersey                     --              --              --              1             0.4%            122           46.8%
New York                      0.8%              1             0.4%             2             0.8%             71           27.3%
Pennsylvania                   --              --              --             --              --              13            5.0%
Connecticut                    --              --              --             --              --               8            3.0%
Wash., D.C./
   Maryland                    --              --              --             --                               4            1.5%
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:                 0.8%              1             0.4%             3             1.2%            218           83.6%
---------------------------------------------------------------------------------------------------------------------------------

Texas                          --              --              --             --              --              15            5.7%
Arizona                        --              --              --             --              --               3            1.1%
California                     --              --              --             --              --               2            0.8%
Colorado                       --              --              --             --              --              21            8.0%
Florida/ Iowa                  --              --              --             --              --               2            0.8%
---------------------------------------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:                  0.8%              1             0.4%             3             1.2%            261          100.0%
=================================================================================================================================

(a) Excludes 8 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                              (AS OF JUNE 30, 2001)

                           BREAKDOWN BY SQUARE FOOTAGE

                                                                                                                      PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------

                                                 % OF                               % OF       INDUSTRIAL/             % OF
STATE                         OFFICE            TOTAL       OFFICE/FLEX            TOTAL         WAREHOUSE            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                11,946,575            43.6%         2,277,531             8.3%                --               --
New York                   2,626,484             9.6%         2,076,570             7.6%           387,400              1.4%
Pennsylvania               1,473,798             5.4%                --              --                 --               --
Connecticut                  399,737             1.5%           273,000             1.0%                --               --
Wash., D.C./
   Maryland                  616,549             2.3%                --              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST              17,063,143            62.4%         4,627,101            16.9%           387,400              1.4%
------------------------------------------------------------------------------------------------------------------------------------

Texas                      2,347,066             8.6%                --              --                 --               --
Arizona                      416,967             1.5%                --              --                 --               --
California                   450,891             1.6%                --              --                 --               --
Colorado                   1,673,593             6.1%                --              --                 --               --
Florida/Iowa                 369,694             1.4%                --              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:              22,321,354            81.6%         4,627,101            16.9%           387,400              1.4%
====================================================================================================================================

---------------------------------------------------------------------------------------------
                     STAND-
                      ALONE              % OF           TOTALS           % OF
STATE                RETAIL             TOTAL         BY STATE          TOTAL
---------------------------------------------------------------------------------------------
New Jersey               --                --       14,224,106          51.9%
New York             17,300               0.1%       5,107,754          18.7%
Pennsylvania             --                --        1,473,798           5.4%
Connecticut              --                --          672,737           2.5%
Wash., D.C./
   Maryland              --                --          616,549           2.3%
---------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST         17,300               0.1%      22,094,944          80.8%
---------------------------------------------------------------------------------------------

Texas                    --               --         2,347,066           8.6%
Arizona                  --               --           416,967           1.5%
California               --               --           450,891           1.6%
Colorado                 --               --         1,673,593           6.1%
Florida/Iowa             --               --           369,694           1.4%
---------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:         17,300               0.1%      27,353,155         100.0%
=============================================================================================

(a) Excludes 8 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                           (YEAR ENDED JUNE 30, 2001)

                      BREAKDOWN BY BASE RENTAL REVENUE (b)
                             (DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 INDUST./                      STAND-
                                            % OF                       % OF         WARE-           % OF        ALONE          % OF
STATE                         OFFICE       TOTAL   OFFICE/FLEX        TOTAL         HOUSE          TOTAL       RETAIL         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                  243,995        48.2%        17,402         3.4%            --            --            --           --
New York                     56,698        11.3%        28,801         5.7%         3,723           0.7%          536          0.1%
Pennsylvania                 29,829         5.9%            --          --             --            --            --           --
Connecticut                   8,746         1.7%         4,075         0.8%            --            --            --           --
Wash., D.C./
   Maryland                  21,533         4.3%            --          --             --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:               360,801        71.4%        50,278         9.9%         3,723           0.7%          536          0.1%
------------------------------------------------------------------------------------------------------------------------------------

Texas                        34,062         6.7%            --          --             --            --            --           --
Arizona                       5,746         1.1%            --          --             --            --            --           --
California                   15,212         3.0%            --          --             --            --            --           --
Colorado                     27,322         5.4%            --          --             --            --            --           --
Florida/Iowa                  4,868         1.0%            --          --             --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTALS
 BY TYPE:                   448,011        88.6%        50,278         9.9%         3,723           0.7%          536          0.1%
====================================================================================================================================

                PROPERTY TYPE:
-------------------------------------------------------------------------------------------------------------
                       MULTI-
                       FAMILY               % OF           LAND          % OF          TOTALS           % OF
STATE                RESIDENTIAL           TOTAL         LEASES         TOTAL        BY STATE          TOTAL
-------------------------------------------------------------------------------------------------------------
New Jersey                    --             --             261           0.1%        261,658          51.7%
New York                   2,644            0.5%            251           0.1%         92,653          18.4%
Pennsylvania                  --             --              --            --          29,829           5.9%
Connecticut                   --             --              --            --          12,821           2.5%
Wash., D.C./
   Maryland                   --             --              --            --          21,533           4.3%
-------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:              2,644            0.5%            512           0.2%        418,494          82.8%
-------------------------------------------------------------------------------------------------------------

Texas                         --             --              --            --          34,062           6.7%
Arizona                       --             --              --            --           5,746           1.1%
California                    --             --              --            --          15,212           3.0%
Colorado                      --             --              --            --          27,322           5.4%
Florida/Iowa                  --             --              --            --           4,868           1.0%
-------------------------------------------------------------------------------------------------------------
TOTALS
 BY TYPE:                  2,644           0.5%             512          0.2%         505,704         100.0%
=============================================================================================================

(a) Excludes 8 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b) Total base rent for the twelve months ended June 30, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended June 30, 2001, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire twelve months ended June 30, 2001.

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                      CONSOLIDATED PORTFOLIO ANALYSIS (a)
                             (AS OF JUNE 30, 2001)

                         BREAKDOWN BY PERCENTAGE LEASED

                                                      PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    WEIGHTED AVG.
STATE                           OFFICE       OFFICE/FLEX      INDUSTRIAL/WAREHOUSE      STAND-ALONE RETAIL            BY STATE
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                       98.1%          94.6%                  --                        --                     97.5%
New York                         97.6%          97.6%                96.5%                    100.0%                    97.5%
Pennsylvania                     89.6%            --                   --                        --                     89.6%
Connecticut                      95.4%          98.1%                  --                        --                     96.5%
Washington, D.C./ Maryland       99.2%            --                   --                        --                     99.2%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL NORTHEAST              97.3%          96.1%                96.5%                    100.0%                    97.0%
------------------------------------------------------------------------------------------------------------------------------------

Texas                            87.3%            --                   --                        --                     87.8%
Arizona                         100.0%            --                   --                        --                    100.0%
California                       97.3%            --                   --                        --                     97.3%
Colorado                         99.0%            --                   --                        --                     99.0%
Florida/Iowa                     92.9%            --                   --                        --                     92.9%
------------------------------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. BY TYPE:           96.3%          96.1%                96.5%                    100.0%                    96.3%
====================================================================================================================================

(a) Excludes 8 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties. Also excludes two in-service development properties in lease-up, aggregating 405,254 square feet.

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                               OFFICE PROPERTIES

                                                                                                         PERCENTAGE
                                                                                                      OF TOTAL 2001
                                                                      PERCENTAGE                            OFFICE,         2001
                                                           NET            LEASED             2001       OFFICE/FLEX      AVERAGE
                                                      RENTABLE             AS OF             BASE   AND INDUSTRIAL/    BASE RENT
PROPERTY                                  YEAR            AREA           6/30/01             RENT         WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT       (SQ. FT.)            (%)(a)     ($000)(b)(c)      BASE RENT(%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

ATLANTIC COUNTY, NEW JERSEY

EGG HARBOR
100 Decadon Drive.................        1987          40,422             100.0              750              0.15        18.55
200 Decadon Drive.................        1991          39,922             100.0              732              0.15        18.34

BERGEN COUNTY, NEW JERSEY

FAIR LAWN
17-17 Route 208 North.............        1987         143,000              86.4            3,353              0.67        27.14
FORT LEE
One Bridge Plaza..................        1981         200,000              99.2            5,059              1.01        25.50
2115 Linwood Avenue...............        1981          68,000              99.7            1,549              0.31        22.85
LITTLE FERRY
200 Riser Road....................        1974         286,628             100.0            1,954              0.39         6.82
MONTVALE
95 Chestnut Ridge Road............        1975          47,700             100.0              568              0.11        11.91
135 Chestnut Ridge Road...........        1981          66,150             100.0            1,138              0.23        17.20
PARAMUS
15 East Midland Avenue............        1988         259,823             100.0            6,730              1.34        25.90
461 From Road.....................        1988         253,554              99.8            6,040              1.20        23.87
650 From Road.....................        1978         348,510              99.1            6,162              1.23        17.84
140 Ridgewood Avenue .............        1981         239,680              99.0            5,296              1.05        22.32
61 South Paramus Avenue...........        1985         269,191             100.0            6,195              1.23        23.01
ROCHELLE PARK
120 Passaic Street................        1972          52,000              99.6            1,434              0.29        27.69
365 West Passaic Street...........        1976         212,578              98.1            4,111              0.82        19.71
SADDLE RIVER
1 Lake Street.....................     1973/94         474,801             100.0            7,465              1.49        15.72
UPPER SADDLE RIVER
10 Mountainview Road..............        1986         192,000             100.0            3,988              0.78        20.77
WOODCLIFF LAKE
400 Chestnut Ridge Road...........        1982          89,200             100.0            2,124              0.42        23.81
470 Chestnut Ridge Road...........        1987          52,500             100.0            1,192              0.24        22.70
530 Chestnut Ridge Road...........        1986          57,204             100.0            1,166              0.23        20.38
50 Tice Boulevard.................        1984         235,000              97.8            4,994              0.99        21.73
300 Tice Boulevard................        1991         230,000              99.4            4,911              0.98        21.48

BURLINGTON COUNTY, NEW JERSEY

MOORESTOWN
224 Strawbridge Drive.............        1984          74,000             100.0            1,443              0.29        19.50
228 Strawbridge Drive.............        1984          74,000             100.0            1,434              0.29        19.38

ESSEX COUNTY, NEW JERSEY

MILLBURN
150 J.F. Kennedy Parkway..........        1980         247,476             100.0            6,401              1.28        25.87
ROSELAND
101 Eisenhower Parkway............        1980         237,000              81.9            3,967              0.79        20.44
103 Eisenhower Parkway............        1985         151,545              96.0            3,299              0.66        22.68

==============================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                               OFFICE PROPERTIES
                                  (CONTINUED)

                                                                                                      PERCENTAGE
                                                                                                   OF TOTAL 2001
                                                                    PERCENTAGE                          OFFICE,         2001
                                                             NET        LEASED            2001      OFFICE/FLEX      AVERAGE
                                                        RENTABLE         AS OF            BASE  AND INDUSTRIAL/    BASE RENT
PROPERTY                                    YEAR            AREA       6/30/01            RENT        WAREHOUSE  PER SQ. FT.
LOCATION                                   BUILT       (SQ. FT.)        (%)(a)    ($000)(b)(c)     BASE RENT(%)     $)(c)(d)
--------------------------------------------------------------------------------------------------------------------------------

105 Eisenhower Parkway (e) ...............  2001         220,000          50.9           3,527             0.70        31.50

HUDSON COUNTY, NEW JERSEY

JERSEY CITY
Harborside Financial Center Plaza 1.......  1983         400,000          99.0           3,339             0.67         8.43
Harborside Financial Center Plaza 2.......  1990         761,200         100.0          18,848             3.75        24.76
Harborside Financial Center Plaza 3.......  1990         725,600         100.0          17,965             3.58        24.76
Harborside Financial Center Plaza 4-A (e).  2000         207,670          88.7           4,512             0.90        28.74 (f)

MERCER COUNTY, NEW JERSEY

PRINCETON
103 Carnegie Center.......................  1984          96,000         100.0           2,304             0.46        24.00
100 Overlook Center ......................  1988         149,600         100.0           2,760             0.55        18.45
5 Vaughn Drive............................  1987          98,500         100.0           2,338             0.47        23.74

MIDDLESEX COUNTY, NEW JERSEY

EAST BRUNSWICK
377 Summerhill Road.......................  1977          40,000         100.0             373             0.07         9.33
PLAINSBORO
500 College Road East.....................  1984         158,235         100.0           3,405             0.68        21.52
SOUTH BRUNSWICK
3 Independence Way........................  1983         111,300         100.0           2,161             0.43        19.42
WOODBRIDGE
581 Main Street...........................  1991         200,000         100.0           4,831             0.96        24.16

MONMOUTH COUNTY, NEW JERSEY

NEPTUNE
3600 Route 66.............................  1989         180,000         100.0           2,410             0.48        13.39
WALL TOWNSHIP
1305 Campus Parkway.......................  1988          23,350          92.4             445             0.09        20.63
1350 Campus Parkway.......................  1990          79,747          99.9           1,446             0.29        18.15

MORRIS COUNTY, NEW JERSEY

FLORHAM PARK
325 Columbia Turnpike.....................  1987         168,144         100.0           4,255             0.85        25.31
MORRIS PLAINS
250 Johnson Road..........................  1977          75,000         100.0           1,552             0.31        20.69
201 Littleton Road........................  1979          88,369          80.3           1,948             0.39        27.45
MORRIS TOWNSHIP
340 Mt. Kemble Avenue.....................  1985         387,000         100.0           5,530             1.10        14.29
PARSIPPANY
4 Campus Drive (e)........................  1983         147,475          86.8           3,508             0.70        27.41
6 Campus Drive (e)........................  1983         148,291          98.4           3,792             0.76        25.99
7 Campus Drive............................  1982         154,395         100.0           2,299             0.46        14.89
8 Campus Drive............................  1987         215,265         100.0           5,632             1.12        26.16
2 Dryden Way..............................  1990           6,216         100.0              70             0.01        11.26
4 Gatehall Drive..........................  1988         248,480          97.2           5,759             1.15        23.84
2 Hilton Court............................  1991         181,592         100.0           4,745             0.95        26.13
600 Parsippany Road.......................  1978          96,000         100.0           2,025             0.40        21.09
1 Sylvan Way..............................  1989         150,557         100.0           3,515             0.70        23.35

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                               OFFICE PROPERTIES
                                  (CONTINUED)

                                                                                                            PERCENTAGE
                                                                                                         OF TOTAL 2001
                                                                      PERCENTAGE                               OFFICE,         2001
                                                           NET            LEASED                2001       OFFICE/FLEX      AVERAGE
                                                      RENTABLE             AS OF                BASE   AND INDUSTRIAL/    BASE RENT
PROPERTY                                  YEAR            AREA           6/30/01                RENT         WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT       (SQ. FT.)            (%)(a)        ($000)(b)(c)      BASE RENT(%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

5 Sylvan Way......................        1989         151,383             100.0            3,753              0.75        24.79
7 Sylvan Way......................        1987         145,983             100.0            2,922              0.58        20.02

PASSAIC COUNTY, NEW JERSEY

CLIFTON
777 Passaic Avenue................        1983          75,000              95.2            1,177              0.23        16.48
TOTOWA
999 Riverview Drive...............        1988          56,066             100.0            1,014              0.20        18.09
WAYNE
201 Willowbrook Boulevard.........        1970         178,329              99.0            2,791              0.56        15.81

SOMERSET COUNTY, NEW JERSEY

BASKING RIDGE
222 Mt. Airy Road.................        1986          49,000             100.0              745              0.15        15.20
233 Mt. Airy Road.................        1987          66,000             100.0            1,038              0.21        15.73
BERNARDS
106 Allen Road (e)................        2000         132,010              72.5            1,560              0.31        24.85 (f)
BRIDGEWATER
721 Route 202/206.................        1989         192,741             100.0            4,463              0.89        23.16

UNION COUNTY, NEW JERSEY

CLARK
100 Walnut Avenue.................        1985         182,555              98.4            4,594              0.92        25.57
CRANFORD
6 Commerce Drive..................        1973          56,000              93.0            1,041              0.21        19.99
11 Commerce Drive (c).............        1981          90,000              93.2            1,022              0.20        12.18
12 Commerce Drive.................        1967          72,260              96.3              636              0.13         9.14
20 Commerce Drive.................        1990         176,600             100.0            4,257              0.85        24.11
65 Jackson Drive..................        1984          82,778             100.0            1,648              0.33        19.91
NEW PROVIDENCE
890 Mountain Road.................        1977          80,000             100.0            2,585              0.51        32.31

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                             11,946,575              98.1 (g)      243,995             48.63        20.81
------------------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK

FISHKILL
300 South Lake Drive..............        1987         118,727              93.9            2,194              0.44        19.68

NASSAU COUNTY, NEW YORK

NORTH HEMPSTEAD
600 Community Drive...............        1983         237,274             100.0            5,198              1.04        21.91
111 East Shore Road...............        1980          55,575             100.0            1,518              0.30        27.31

ROCKLAND COUNTY, NEW YORK

SUFFERN
400 Rella Boulevard...............        1988         180,000             100.0            3,655              0.73        20.31

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                               OFFICE PROPERTIES
                                  (CONTINUED)

                                                                                                            PERCENTAGE
                                                                                                         OF TOTAL 2001
                                                                      PERCENTAGE                               OFFICE,         2001
                                                           NET            LEASED                2001       OFFICE/FLEX      AVERAGE
                                                      RENTABLE             AS OF                BASE   AND INDUSTRIAL/    BASE RENT
PROPERTY                                  YEAR            AREA           6/30/01                RENT         WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT       (SQ. FT.)            (%)(a)        ($000)(b)(c)      BASE RENT(%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK

ELMSFORD
100 Clearbrook Road (c)...........        1975          60,000              99.0              909              0.18        15.30
101 Executive Boulevard...........        1971          50,000              83.8              943              0.19        22.51
555 Taxter Road...................        1986         170,554             100.0            4,069              0.81        23.86
565 Taxter Road...................        1988         170,554              90.3            3,508              0.70        22.78
570 Taxter Road...................        1972          75,000              97.1            1,535              0.31        21.08
HAWTHORNE
30 Saw Mill River Road............        1982         248,400             100.0            4,839              0.96        19.48
1 Skyline Drive...................        1980          20,400              99.0              357              0.07        17.68
2 Skyline Drive...................        1987          30,000              98.9              479              0.10        16.14
7 Skyline Drive...................        1987         109,000             100.0            2,222              0.44        20.39
17 Skyline Drive..................        1989          85,000             100.0            1,294              0.26        15.22
TARRYTOWN
200 White Plains Road.............        1982          89,000              77.0            1,662              0.33        24.25
220 White Plains Road.............        1984          89,000              99.4            2,055              0.41        23.23
WHITE PLAINS
1 Barker Avenue...................        1975          68,000              97.2            1,623              0.32        24.56
3 Barker Avenue...................        1983          65,300              93.3            1,329              0.26        21.81
50 Main Street....................        1985         309,000              99.8            7,873              1.57        25.53
11 Martine Avenue.................        1987         180,000             100.0            4,502              0.90        25.01
1 Water Street....................        1979          45,700              99.8            1,074              0.21        23.55

YONKERS
1 Executive Boulevard.............        1982         112,000             100.0            2,439              0.49        21.78
3 Executive Plaza.................        1987          58,000             100.0            1,421              0.28        24.50

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                                2,626,484              97.6           56,698             11.30        22.12
------------------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA

BERWYN
1000 Westlakes Drive..............        1989          60,696              93.6            1,514              0.30        26.65
1055 Westlakes Drive..............        1990         118,487              52.0            1,515              0.30        24.59
1205 Westlakes Drive..............        1988         130,265              83.7            2,811              0.56        25.78
1235 Westlakes Drive..............        1986         134,902             100.0            3,297              0.66        24.44

DELAWARE COUNTY, PENNSYLVANIA

LESTER
100 Stevens Drive.................        1986          95,000             100.0            2,443              0.49        25.72
200 Stevens Drive.................        1987         208,000             100.0            5,274              1.05        25.36
300 Stevens Drive.................        1992          68,000              99.2            1,559              0.31        23.11
MEDIA
1400 Providence Road - Center I...        1986         100,000              95.4            1,827              0.36        19.15
1400 Providence Road - Center II..        1990         160,000              71.9            2,792              0.56        24.27

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                               OFFICE PROPERTIES
                                  (CONTINUED)

                                                                                                            PERCENTAGE
                                                                                                         OF TOTAL 2001
                                                                      PERCENTAGE                               OFFICE,         2001
                                                           NET            LEASED                2001       OFFICE/FLEX      AVERAGE
                                                      RENTABLE             AS OF                BASE   AND INDUSTRIAL/    BASE RENT
PROPERTY                                  YEAR            AREA           6/30/01                RENT         WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT       (SQ. FT.)            (%)(a)        ($000)(b)(c)      BASE RENT(%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

MONTGOMERY COUNTY, PENNSYLVANIA

LOWER PROVIDENCE
1000 Madison Avenue...............        1990         100,700              86.4            1,761              0.35        20.24
PLYMOUTH MEETING
1150 Plymouth Meeting Mall........        1970         167,748              95.7            2,772              0.55        17.27
Five Sentry Parkway East..........        1984          91,600             100.0            1,501              0.30        16.39
Five Sentry Parkway West..........        1984          38,400             100.0              763              0.15        19.87

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                            1,473,798              89.6           29,829              5.94        22.58
------------------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

GREENWICH
500 West Putnam Avenue............        1973         121,250              96.0            3,038              0.61        26.10
NORWALK
40 Richards Avenue................        1985         145,487              90.6            3,278              0.65        24.87
SHELTON
1000 Bridgeport Avenue............        1986         133,000             100.0            2,430              0.48        18.27

------------------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                               399,737              95.4            8,746              1.74        22.94
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.
1201 Connecticut Avenue, NW.......        1940         169,549             100.0            5,564              1.11        32.82
1400 L Street, NW.................        1987         159,000             100.0            6,185              1.23        38.90
1709 New York Avenue, NW..........        1972         166,000             100.0            7,348              1.46        44.27

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE                      494,549             100.0           19,097              3.80        38.61
------------------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND

LANHAM
4200 Parliament Place.............        1989         122,000              96.0            2,436              0.49        20.80

------------------------------------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                                  122,000              96.0            2,436              0.49        20.80
------------------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS

SAN ANTONIO
200 Concord Plaza Drive...........        1986         248,700              97.4            4,532              0.90        18.71
84 N.E. Loop 410..................        1971         187,312              90.9            2,580              0.51        15.15
111 Soledad.......................        1918         248,153              51.5            2,590              0.51        20.27

COLLIN COUNTY, TEXAS

PLANO
555 Republic Place................        1986          97,889              94.6            1,304              0.26        14.08

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                               OFFICE PROPERTIES
                                  (CONTINUED)

                                                                                                            PERCENTAGE
                                                                                                         OF TOTAL 2001
                                                                      PERCENTAGE                               OFFICE,         2001
                                                           NET            LEASED                2001       OFFICE/FLEX      AVERAGE
                                                      RENTABLE             AS OF                BASE   AND INDUSTRIAL/    BASE RENT
PROPERTY                                  YEAR            AREA           6/30/01                RENT         WAREHOUSE  PER SQ. FT.
LOCATION                                 BUILT       (SQ. FT.)            (%)(a)        ($000)(b)(c)      BASE RENT(%)    ($)(c)(d)
------------------------------------------------------------------------------------------------------------------------------------

DALLAS COUNTY, TEXAS

DALLAS
3030 LBJ Freeway (c)..............        1984         367,018              92.4            6,820              1.36        20.11
3100 Monticello...................        1984         173,837              94.6            2,853              0.57        17.35
8214 Westchester..................        1983          95,509              75.8            1,246              0.25        17.21
IRVING
2300 Valley View..................        1985         142,634              99.1            2,302              0.46        16.29
RICHARDSON
1122 Alma Road....................        1977          82,576             100.0              607              0.12         7.35

HARRIS COUNTY, TEXAS

HOUSTON
5225 Katy Freeway.................        1983         112,213              97.0            1,561              0.31        14.34
5300 Memorial.....................        1982         155,099              79.0            2,163              0.43        17.65
1717 St. James Place..............        1975         109,574              93.6            1,420              0.28        13.85
1770 St. James Place..............        1973         103,689              86.4            1,290              0.26        14.40
10497 Town & Country Way..........        1981         148,434              81.7            1,731              0.34        14.27

TARRANT COUNTY, TEXAS

EULESS
150 West Parkway..................        1984          74,429              95.9            1,063              0.21        14.89

------------------------------------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                                   2,347,066              87.3           34,062              6.77        16.62
------------------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA

GLENDALE
5551 West Talavi Boulevard........        1991         181,596             100.0            1,730              0.34         9.53
PHOENIX
19640 North 31st Street...........        1990         124,171             100.0            1,599              0.32        12.88
SCOTTSDALE
9060 E. Via Linda Boulevard.......        1984         111,200             100.0            2,417              0.48        21.74

------------------------------------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                                   416,967             100.0            5,746              1.14        13.78
------------------------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO

AURORA
750 South Richfield Street........        1997         108,240             100.0            2,911              0.58        26.89

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                   PERCENTAGE
                                                                                                OF TOTAL 2001
                                                              PERCENTAGE                              OFFICE,         2001
                                                        NET       LEASED              2001       OFFICE/FLEX       AVERAGE
                                                   RENTABLE        AS OF              BASE   AND INDUSTRIAL/     BASE RENT
PROPERTY                                   YEAR        AREA      6/30/01              RENT         WAREHOUSE   PER SQ. FT.
LOCATION                                  BUILT   (SQ. FT.)       (%)(a)      ($000)(b)(c)     BASE RENT (%)     ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------
DENVER
400 South Colorado Boulevard.........      1983     125,415         98.6             2,244              0.45         18.15

ENGLEWOOD
9359 East Nichols Avenue.............      1997      72,610        100.0               903              0.18         12.44
5350 South Roslyn Street.............      1982      63,754        100.0             1,089              0.22         17.08

BOULDER COUNTY, COLORADO

BROOMFIELD
105 South Technology Court...........      1997      37,574        100.0               553              0.11         14.72
303 South Technology Court-A.........      1997      34,454        100.0               402              0.08         11.67
303 South Technology Court-B.........      1997      40,416        100.0               471              0.09         11.65

LOUISVILLE
248 Centennial Parkway...............      1996      39,266        100.0               638              0.13         16.25
1172 Century Drive...................      1996      49,566        100.0               505              0.10         10.19
285 Century Place....................      1997      69,145        100.0             1,087              0.22         15.72

DENVER COUNTY, COLORADO

DENVER
3600 South Yosemite..................      1974     133,743        100.0             1,285              0.26          9.61

DOUGLAS COUNTY, COLORADO

ENGLEWOOD
8181 East Tufts Avenue (e)...........      2001     185,254         66.9             3,143              0.63         25.36
400 Inverness Drive..................      1997     111,608         98.7             2,650              0.53         24.06
67 Inverness Drive East..............      1996      54,280        100.0               662              0.13         12.20
384 Inverness Drive South............      1985      51,523         77.6               835              0.17         20.88
5975 South Quebec Street.............      1996     102,877         99.8             2,379              0.47         23.17

PARKER
9777 Mount Pyramid Court.............      1995     120,281        100.0             1,323              0.26         11.00

EL PASO COUNTY, COLORADO

COLORADO SPRINGS
8415 Explorer........................      1998      47,368        100.0               617              0.12         13.03
1975 Research Parkway................      1997     115,250        100.0             1,871              0.37         16.23
2375 Telstar Drive...................      1998      47,369        100.0               616              0.12         13.00

JEFFERSON COUNTY, COLORADO

LAKEWOOD
141 Union Boulevard..................      1985      63,600        100.0             1,138              0.23         17.89

--------------------------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                             1,673,593         99.0(g)         27,322              5.45         16.49
--------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA

SAN FRANCISCO
795 Folsom Street....................      1977     183,445        100.0             6,772              1.35         36.92
760 Market Street....................      1908     267,446         95.4             8,440              1.68         33.08

--------------------------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                             450,891         97.3            15,212              3.03         34.68
--------------------------------------------------------------------------------------------------------------------------

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                                OFFICE PROPERTIES
                                   (CONTINUED)

                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                              PERCENTAGE                             OFFICE,          2001
                                                        NET       LEASED              2001       OFFICE/FLEX       AVERAGE
                                                   RENTABLE        AS OF              BASE   AND INDUSTRIAL/     BASE RENT
PROPERTY                                   YEAR        AREA      6/30/01              RENT         WAREHOUSE   PER SQ. FT.
LOCATION                                  BUILT   (SQ. FT.)       (%)(a)      ($000)(b)(c)     BASE RENT (%)     ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------
HILLSBOROUGH COUNTY, FLORIDA

TAMPA
501 Kennedy Boulevard................      1982     297,429         91.4             3,765              0.75         13.85

--------------------------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                                297,429         91.4             3,765              0.75         13.85
--------------------------------------------------------------------------------------------------------------------------

POLK COUNTY, IOWA

WEST DES MOINES
2600 Westown Parkway.................      1988      72,265         98.9             1,103              0.22         15.43

--------------------------------------------------------------------------------------------------------------------------
TOTAL IOWA OFFICE                                    72,265         98.9             1,103              0.22         15.43
--------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE PROPERTIES                          22,321,354         96.3(g)        448,011             89.26         20.84
==========================================================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES

                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                              PERCENTAGE                             OFFICE,          2001
                                                        NET       LEASED              2001       OFFICE/FLEX       AVERAGE
                                                   RENTABLE        AS OF              BASE   AND INDUSTRIAL/     BASE RENT
PROPERTY                                   YEAR        AREA      6/30/01              RENT         WAREHOUSE   PER SQ. FT.
LOCATION                                  BUILT   (SQ. FT.)       (%)(a)      ($000)(b)(c)     BASE RENT (%)     ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY

BURLINGTON
3 Terri Lane.........................      1991      64,500         52.4               337              0.07          9.97
5 Terri Lane.........................      1992      74,555         82.2               471              0.09          7.69

MOORESTOWN
2 Commerce Drive.....................      1986      49,000        100.0               363              0.07          7.41
101 Commerce Drive...................      1988      64,700        100.0               336              0.06          5.19
102 Commerce Drive...................      1987      38,400         87.5               185              0.04          5.51
201 Commerce Drive...................      1986      38,400        100.0               200              0.04          5.21
202 Commerce Drive...................      1988      51,200        100.0               268              0.05          5.23
1 Executive Drive....................      1989      20,570        100.0               203              0.04          9.87
2 Executive Drive ...................      1988      60,800         81.6               429              0.09          8.65
101 Executive Drive..................      1990      29,355        100.0               194              0.04          6.61
102 Executive Drive..................      1990      64,000         87.5               334              0.07          5.96
225 Executive Drive..................      1990      50,600         86.2               319              0.06          7.31
97 Foster Road.......................      1982      43,200        100.0               188              0.04          4.35
1507 Lancer Drive....................      1995      32,700        100.0               139              0.03          4.25
1510 Lancer Drive....................      1998      88,000        100.0               370              0.07          4.20
1245 North Church Street(e)..........      1998      52,810        100.0               382              0.08          7.24
1247 North Church Street(e)..........      1998      52,790        100.0               468              0.09          8.86
1256 North Church Street.............      1984      63,495        100.0               185              0.04          2.91
840 North Lenola Road................      1995      38,300         82.6               237              0.05          7.49
844 North Lenola Road................      1995      28,670        100.0               215              0.04          7.50
915 North Lenola Road (e)............      1998      52,488        100.0               283              0.06          5.39
2 Twosome Drive (e) .................      2000      48,600        100.0               399              0.08          8.21
30 Twosome Drive.....................      1997      39,675        100.0               225              0.04          5.67
31 Twosome Drive (e).................      1998      84,200        100.0               446              0.09          5.29
40 Twosome Drive.....................      1996      40,265         93.4               217              0.04          5.77
41 Twosome Drive (e).................      1998      43,050        100.0               317              0.06          7.36
50 Twosome Drive.....................      1997      34,075        100.0               259              0.05          7.60

WEST DEPTFORD
1451 Metropolitan Drive..............      1996      21,600        100.0               148              0.03          6.85

MERCER COUNTY, NEW JERSEY

HAMILTON TOWNSHIP
100 Horizon Drive....................      1989      13,275        100.0               142              0.03         10.70
200 Horizon Drive....................      1991      45,770        100.0               495              0.10         10.81
300 Horizon Drive....................      1989      69,780        100.0               928              0.19         13.31
500 Horizon Drive....................      1990      41,205        100.0               276              0.05          6.70

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)

                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                              PERCENTAGE                             OFFICE,          2001
                                                        NET       LEASED              2001       OFFICE/FLEX       AVERAGE
                                                   RENTABLE        AS OF              BASE   AND INDUSTRIAL/     BASE RENT
PROPERTY                                   YEAR        AREA      6/30/01              RENT         WAREHOUSE   PER SQ. FT.
LOCATION                                  BUILT   (SQ. FT.)       (%)(a)      ($000)(b)(c)     BASE RENT (%)     ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------
MONMOUTH COUNTY, NEW JERSEY

WALL TOWNSHIP
1325 Campus Parkway..................      1988      35,000        100.0               489              0.10         13.97
1340 Campus Parkway..................      1992      72,502        100.0               831              0.16         11.46
1345 Campus Parkway..................      1995      76,300        100.0               720              0.14          9.44
1433 Highway 34......................      1985      69,020         91.0               694              0.14         11.05
1320 Wyckoff Avenue..................      1986      20,336        100.0               176              0.04          8.65
1324 Wyckoff Avenue..................      1987      21,168        100.0               205              0.04          9.68

PASSAIC COUNTY, NEW JERSEY

TOTOWA
1 Center Court.......................      1999      38,961        100.0               191              0.04          4.90
2 Center Court.......................      1998      30,600         99.3               348              0.07         11.45
11 Commerce Way......................      1989      47,025        100.0               518              0.10         11.02
20 Commerce Way......................      1992      42,540         75.9               421              0.08         13.04
29 Commerce Way......................      1990      48,930         56.5               404              0.08         14.61
40 Commerce Way......................      1987      50,576        100.0               498              0.10          9.85
45 Commerce Way......................      1992      51,207        100.0               500              0.10          9.76
60 Commerce Way......................      1988      50,333        100.0               508              0.10         10.09
80 Commerce Way......................      1996      22,500        100.0               283              0.06         12.58
100 Commerce Way.....................      1996      24,600        100.0               310              0.06         12.60
120 Commerce Way.....................      1994       9,024        100.0                87              0.02          9.64
140 Commerce Way.....................      1994      26,881         99.5               261              0.05          9.76

--------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX                      2,277,531         94.6            17,402              3.46          8.07
--------------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK

ELMSFORD
11 Clearbrook Road...................      1974      31,800        100.0               344              0.07         10.82
75 Clearbrook Road...................      1990      32,720        100.0               815              0.16         24.91
150 Clearbrook Road..................      1975      74,900        100.0             1,041              0.21         13.90
175 Clearbrook Road..................      1973      98,900         98.5             1,466              0.29         15.05
200 Clearbrook Road..................      1974      94,000         99.8             1,208              0.24         12.88
250 Clearbrook Road..................      1973     155,000         94.5             1,334              0.27          9.11
50 Executive Boulevard...............      1969      45,200         75.8               329              0.07          9.60
77 Executive Boulevard...............      1977      13,000         55.4               116              0.02         16.11
85 Executive Boulevard...............      1968      31,000         99.4               417              0.08         13.53
300 Executive Boulevard..............      1970      60,000         99.7               618              0.12         10.33
350 Executive Boulevard..............      1970      15,400         98.8               247              0.05         16.23
399 Executive Boulevard..............      1962      80,000        100.0               968              0.19         12.10
400 Executive Boulevard..............      1970      42,200         99.8               648              0.13         15.39
500 Executive Boulevard..............      1970      41,600        100.0               629              0.13         15.12
525 Executive Boulevard..............      1972      61,700        100.0               934              0.19         15.14
1 Westchester Plaza..................      1967      25,000        100.0               309              0.06         12.36

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                             OFFICE/FLEX PROPERTIES
                                   (CONTINUED)

                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                              PERCENTAGE                             OFFICE,          2001
                                                        NET       LEASED              2001       OFFICE/FLEX       AVERAGE
                                                   RENTABLE        AS OF              BASE   AND INDUSTRIAL/     BASE RENT
PROPERTY                                   YEAR        AREA      6/30/01              RENT         WAREHOUSE   PER SQ. FT.
LOCATION                                  BUILT   (SQ. FT.)       (%)(a)      ($000)(b)(c)     BASE RENT (%)     ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------
2 Westchester Plaza..................      1968      25,000        100.0               449              0.09         17.96
3 Westchester Plaza..................      1969      93,500        100.0             1,305              0.26         13.96
4 Westchester Plaza..................      1969      44,700         99.8               629              0.13         14.10
5 Westchester Plaza..................      1969      20,000         90.1               293              0.06         16.26
6 Westchester Plaza..................      1968      20,000        100.0               305              0.06         15.25
7 Westchester Plaza..................      1972      46,200        100.0               650              0.13         14.07
8 Westchester Plaza..................      1971      67,200         97.2               864              0.17         13.23

HAWTHORNE
200 Saw Mill River Road..............      1965      51,100         94.7               656              0.12         13.56
4 Skyline Drive......................      1987      80,600        100.0             1,295              0.26         16.07
8 Skyline Drive......................      1985      50,000         98.9               897              0.18         18.14
10 Skyline Drive.....................      1985      20,000        100.0               284              0.06         14.20
11 Skyline Drive.....................      1989      45,000        100.0               701              0.14         15.58
12 Skyline Drive.....................      1999      46,850        100.0               806              0.16         17.20
15 Skyline Drive.....................      1989      55,000        100.0               915              0.18         16.64

YONKERS
100 Corporate Boulevard..............      1987      78,000         98.2             1,398              0.28         18.25
200 Corporate Boulevard South........      1990      84,000         99.8             1,380              0.27         16.46
4 Executive Plaza....................      1986      80,000         98.7               976              0.19         12.36
6 Executive Plaza....................      1987      80,000        100.0             1,161              0.23         14.51
1 Odell Plaza........................      1980     106,000         87.7             1,198              0.24         12.89
5 Odell Plaza........................      1983      38,400         99.6               565              0.11         14.77
7 Odell Plaza........................      1984      42,600         99.6               651              0.13         15.34

--------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                        2,076,570         97.6            28,801              5.73         14.22
--------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

STAMFORD
419 West Avenue......................      1986      88,000         94.0             1,456              0.29         17.60
500 West Avenue......................      1988      25,000        100.0               453              0.09         18.12
550 West Avenue......................      1990      54,000        100.0               785              0.16         14.54
600 West Avenue......................      1999      66,000        100.0               826              0.16         12.52
650 West Avenue......................      1998      40,000        100.0               555              0.11         13.88

--------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX                       273,000         98.1             4,075              0.81         15.22
--------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                      4,627,101         96.1            50,278             10.00         11.30
==========================================================================================================================

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                                PROPERTY LISTING

                         INDUSTRIAL WAREHOUSE PROPERTIES

                                                                                                  PERCENTAGE
                                                                                               OF TOTAL 2001
                                                              PERCENTAGE                             OFFICE,          2001
                                                        NET       LEASED              2001       OFFICE/FLEX       AVERAGE
                                                   RENTABLE        AS OF              BASE   AND INDUSTRIAL/     BASE RENT
PROPERTY                                   YEAR        AREA      6/30/01              RENT         WAREHOUSE   PER SQ. FT.
LOCATION                                  BUILT   (SQ. FT.)       (%)(a)      ($000)(b)(c)     BASE RENT (%)     ($)(c)(d)
--------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK

ELMSFORD
1 Warehouse Lane.....................      1957        6,600       100.0                63              0.01          9.55
2 Warehouse Lane.....................      1957       10,900        96.3               139              0.03         13.24
3 Warehouse Lane.....................      1957       77,200       100.0               290              0.06          3.76
4 Warehouse Lane.....................      1957      195,500        97.4             1,940              0.39         10.19
5 Warehouse Lane.....................      1957       75,100        89.3               778              0.15         11.60
6 Warehouse Lane.....................      1982       22,100       100.0               513              0.10         23.21

--------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES                387,400        96.5             3,723              0.74          9.96
--------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                      27,335,855        96.3           502,012             100.0         19.06
==========================================================================================================================

(a)   Based on all leases in effect as of June 30, 2001.
(b) Total base rent for 12 months ended June 30, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(c)   Excludes space leased by the Company.
(d) Base rent for the 12 months ended June 30, 2001 divided by net rentable square feet leased at June 30, 2001. For those properties acquired or placed in service during the 12 months ended June 30, 2001, amounts are annualized.
(e) As this property was acquired or placed in service by the Company during the 12 months ended June 30, 2001, the amounts represented for base rent are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended June 30, 2001.
(f)   Calculation based on square feet in service as of June 30, 2001.
(g) Weighted average percent leased excludes in-service development properties in lease-up.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                               SIGNIFICANT TENANTS

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of June 30, 2001, based upon annualized base rents:

                                                                     PERCENTAGE OF
                                                    ANNUALIZED             COMPANY      SQUARE          PERCENTAGE      YEAR OF
                                     NUMBER OF     BASE RENTAL     ANNUALIZED BASE        FEET       TOTAL COMPANY        LEASE
                                    PROPERTIES   REVENUE($)(a)   RENTAL REVENUE(%)      LEASED   LEASED SQ. FT.(%)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services                       2       8,527,197                 1.7     395,955                 1.5      2007(b)
Donaldson, Lufkin &
  Jenrette Securities Corp.                  1       8,316,096                 1.7     271,953                 1.1      2011
Keystone Mercy Health Plan                   3       7,429,219                 1.5     325,843                 1.3      2015(c)
AT&T Corporation                             2       7,268,746                 1.5     450,278                 1.8      2009(d)
Prentice-Hall Inc.                           1       6,744,495                 1.4     474,801                 1.8      2014
IBM Corporation                              3       6,390,275                 1.3     361,688                 1.4      2007(e)
Nabisco Inc.                                 3       6,066,357                 1.2     340,746                 1.3      2006(f)
Toys 'R' Us - NJ, Inc.                       1       5,342,672                 1.1     242,518                 0.9      2012
Waterhouse Securities, Inc.                  1       5,253,555                 1.0     184,222                 0.7      2015
American Institute of Certified
  Public Accountants                         1       4,981,357                 1.0     249,768                 1.0      2012
CMP Media Inc.                               1       4,817,298                 1.0     237,274                 0.9      2014
Allstate Insurance Company                   9       4,741,327                 1.0     224,321                 0.9      2009(g)
Board of Gov./Federal Reserve                1       4,738,824                 0.9     117,008                 0.5      2009(h)
Prudential Insurance Co.                     4       4,627,370                 0.9     183,653                 0.7      2005(i)
Winston & Strawn                             1       4,390,930                 0.9     108,100                 0.4      2003
Dean Witter Trust Company                    1       4,319,507                 0.9     221,019                 0.9      2008
KPMG Peat Marwick, LLP                       2       3,824,080                 0.8     161,760                 0.6      2007(j)
Move.com Operations, Inc.                    1       3,796,680                 0.8      94,917                 0.4      2006
Regus Business Centre Corp.                  3       3,680,880                 0.7     107,805                 0.4      2011(k)
Bank of Tokyo - Mitsubishi Ltd.              1       3,378,924                 0.7     137,076                 0.5      2009
-------------------------------------------------------------------------------------------------------------------------------

Totals                                             108,635,789                22.0   4,890,705                19.0
===============================================================================================================================

(a)   Annualized base rental revenue is based on actual June 2001 billings times
      12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(b) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(c)   22,694 square feet expire January 2003; 303,149 square feet expire April
      2015.
(d)   63,278 square feet expire May 2004; 387,000 square feet expire January
      2009.
(e) 28,289 square feet expire January 2002; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(f) 300,378 square feet expire December 2005; 40,368 square feet expire March 2006.
(g) 18,882 square feet expire April 2003; 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 31,143 square feet expire April 2008; 11,500 square feet expire April 2009.
(h)   94,719 square feet expire May 2005; 22,289 square feet expire July 2009.
(i) 24,867 square feet expire July 2001; 55,219 square feet expire July 2002; 25,520 square feet expire September 2002; 11,451 square feet expire November 2002; 66,596 square feet expire May 2005.
(j) 104,556 square feet expire September 2002; 57,204 square feet expire July 2007.
(k) 28,000 square feet expire January 2011; 38,930 square feet expire April 2011; 40,875 square feet expire September 2011.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS

                           ALL CONSOLIDATED PROPERTIES

The following table sets forth a schedule of the lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning July 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                        AVERAGE ANNUAL
                                                        PERCENTAGE OF                     RENT PER NET
                                     NET RENTABLE        TOTAL LEASED      ANNUALIZED         RENTABLE   PERCENTAGE OF
                                     AREA SUBJECT         SQUARE FEET     BASE RENTAL      SQUARE FOOT     ANNUAL BASE
                         NUMBER OF    TO EXPIRING      REPRESENTED BY   REVENUE UNDER      REPRESENTED      RENT UNDER
YEAR OF                     LEASES         LEASES            EXPIRING        EXPIRING      BY EXPIRING        EXPIRING
EXPIRATION             EXPIRING(a)      (SQ. FT.)        LEASES(%)(b)    LEASES($)(c)        LEASES($)       LEASES(%)
----------------------------------------------------------------------------------------------------------------------
2001                           233      1,316,948                 5.1      23,451,284            17.81             4.7

2002                           518      3,117,644                12.1      55,920,090            17.94            11.3

2003                           513      3,935,193                15.3      70,474,077            17.91            14.2

2004                           389      2,420,767                 9.4      45,844,230            18.94             9.2

2005                           352      3,116,725                12.1      61,883,444            19.86            12.5

2006                           280      2,647,850                10.3      53,165,545            20.08            10.7

2007                           103      1,769,706                 6.9      36,928,955            20.87             7.4

2008                            75      1,355,391                 5.2      23,564,766            17.39             4.8

2009                            48      1,174,723                 4.5      22,813,014            19.42             4.6

2010                            81      1,185,454                 4.6      23,305,464            19.66             4.7

2011                            43      1,127,720                 4.4      27,637,838            24.51             5.6

2012 and thereafter             49      2,593,668                10.1      50,993,473            19.66            10.3
----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                    2,684     25,761,789(d)            100.0     495,982,180            19.25           100.0
======================================================================================================================

(a) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of June 30, 2001.
(c)   Annualized base rental revenue is based on actual June 2001 billings times
      12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(d) Reconciliation to Company's total net rentable square footage is as follows:

                                                                 SQUARE FEET
                                                                 -----------
Square footage leased to commercial tenants                      25,761,789
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                          428,886
Square footage unleased                                           1,162,480
                                                                 ----------
Total net rentable square footage (does not include
 residential, land lease, retail or not-in-service properties)   27,353,155
                                                                 ==========

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS

                                OFFICE PROPERTIES

The following table sets forth a schedule of the lease expirations for the office properties beginning July 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                        AVERAGE ANNUAL
                                                        PERCENTAGE OF                     RENT PER NET
                                     NET RENTABLE        TOTAL LEASED      ANNUALIZED         RENTABLE   PERCENTAGE OF
                                     AREA SUBJECT         SQUARE FEET     BASE RENTAL      SQUARE FOOT     ANNUAL BASE
                         NUMBER OF    TO EXPIRING      REPRESENTED BY   REVENUE UNDER      REPRESENTED      RENT UNDER
YEAR OF                     LEASES         LEASES            EXPIRING        EXPIRING      BY EXPIRING        EXPIRING
EXPIRATION             EXPIRING(a)      (SQ. FT.)        LEASES(%)(b)    LEASES($)(c)        LEASES($)       LEASES(%)
----------------------------------------------------------------------------------------------------------------------
2001                           194      1,030,709                 4.9      20,709,938            20.09             4.7

2002                           406      2,237,007                10.7      46,687,465            20.87            10.6

2003                           422      3,212,263                15.3      63,353,534            19.72            14.4

2004                           320      1,768,556                 8.5      38,503,265            21.77             8.7

2005                           290      2,567,985                12.3      55,650,981            21.67            12.6

2006                           237      2,142,812                10.2      46,626,655            21.76            10.6

2007                            94      1,620,220                 7.7      34,892,321            21.54             7.9

2008                            61      1,060,253                 5.1      20,810,067            19.63             4.7

2009                            31      1,001,302                 4.8      20,517,168            20.49             4.6

2010                            55        835,313                 4.0      17,903,041            21.43             4.1

2011                            39      1,058,779                 5.1      26,707,932            25.23             6.1

2012 and thereafter             43      2,390,545                11.4      48,527,552            20.30            11.0
----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                    2,192     20,925,744               100.0     440,889,919            21.07           100.0
======================================================================================================================

(a) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of June 30, 2001.
(c)   Annualized base rental revenue is based on actual June 2001 billings times
      12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS

                             OFFICE/FLEX PROPERTIES

The following table sets forth a schedule of the lease expirations for the office/flex properties beginning July 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                        AVERAGE ANNUAL
                                                        PERCENTAGE OF                     RENT PER NET
                                     NET RENTABLE        TOTAL LEASED      ANNUALIZED         RENTABLE   PERCENTAGE OF
                                     AREA SUBJECT         SQUARE FEET     BASE RENTAL      SQUARE FOOT     ANNUAL BASE
                         NUMBER OF    TO EXPIRING      REPRESENTED BY   REVENUE UNDER      REPRESENTED      RENT UNDER
YEAR OF                     LEASES         LEASES            EXPIRING        EXPIRING      BY EXPIRING        EXPIRING
EXPIRATION             EXPIRING(a)      (SQ. FT.)        LEASES(%)(b)    LEASES($)(c)        LEASES($)       LEASES(%)
----------------------------------------------------------------------------------------------------------------------
2001                            36        284,797                 6.4       2,725,364             9.57             5.3

2002                           109        831,197                18.7       8,695,873            10.46            17.1

2003                            87        624,956                14.0       6,611,805            10.58            13.0

2004                            58        442,791                10.0       4,845,465            10.94             9.5

2005                            59        535,586                12.0       6,050,587            11.30            11.9

2006                            43        505,038                11.4       6,538,890            12.95            12.8

2007                             9        149,486                 3.4       2,036,634            13.62             4.0

2008                            14        295,138                 6.6       2,754,699             9.33             5.4

2009                            16        161,621                 3.6       2,189,646            13.55             4.3

2010                            26        350,141                 7.9       5,402,423            15.43            10.6

2011                             4         68,941                 1.6         929,906            13.49             1.8

2012 and thereafter              5        195,123                 4.4       2,200,921            11.28             4.3
----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                      466      4,444,815               100.0      50,982,213            11.47           100.0
======================================================================================================================

(a) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of June 30, 2001.
(c)   Annualized base rental revenue is based on actual June 2001 billings times
      12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001

                          SCHEDULE OF LEASE EXPIRATIONS

                         INDUSTRIAL/WAREHOUSE PROPERTIES

The following table sets forth a schedule of the lease expirations for the industrial/warehouse properties beginning July 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                        AVERAGE ANNUAL
                                                        PERCENTAGE OF                     RENT PER NET
                                     NET RENTABLE        TOTAL LEASED      ANNUALIZED         RENTABLE   PERCENTAGE OF
                                     AREA SUBJECT         SQUARE FEET     BASE RENTAL      SQUARE FOOT     ANNUAL BASE
                         NUMBER OF    TO EXPIRING      REPRESENTED BY   REVENUE UNDER      REPRESENTED      RENT UNDER
YEAR OF                     LEASES         LEASES            EXPIRING        EXPIRING      BY EXPIRING        EXPIRING
EXPIRATION             EXPIRING(a)      (SQ. FT.)        LEASES(%)(b)    LEASES($)(c)        LEASES($)       LEASES(%)
----------------------------------------------------------------------------------------------------------------------
2001                             3          1,442                 0.4          15,982            11.08             0.5

2002                             3         49,440                13.2         536,752            10.86            14.7

2003                             4         97,974                26.2         508,738             5.19            13.9

2004                            10        200,120                53.5       2,300,500            11.50            63.0

2005                             3         13,154                 3.5         181,876            13.83             5.0

2009                             1         11,800                 3.2         106,200             9.00             2.9
----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                       24        373,930               100.0       3,650,048             9.76           100.0
======================================================================================================================

(a) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of June 30, 2001.
(c)   Annualized base rental revenue is based on actual June 2001 billings times
      12. For leases whose rent commences after July 1, 2001, annualized base rent revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

                          SCHEDULE OF LEASE EXPIRATIONS

                          STAND-ALONE RETAIL PROPERTIES

The following table sets forth a schedule of the lease expirations for the stand-alone retail properties beginning July 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                        AVERAGE ANNUAL
                                                        PERCENTAGE OF                     RENT PER NET
                                     NET RENTABLE        TOTAL LEASED      ANNUALIZED         RENTABLE   PERCENTAGE OF
                                     AREA SUBJECT         SQUARE FEET     BASE RENTAL      SQUARE FOOT     ANNUAL BASE
                         NUMBER OF    TO EXPIRING      REPRESENTED BY   REVENUE UNDER      REPRESENTED      RENT UNDER
YEAR OF                     LEASES         LEASES            EXPIRING        EXPIRING      BY EXPIRING        EXPIRING
EXPIRATION             EXPIRING(a)      (SQ. FT.)           LEASES(%)    LEASES($)(b)        LEASES($)       LEASES(%)
----------------------------------------------------------------------------------------------------------------------
2004                             1          9,300                53.8         195,000            20.97            42.4

2012                             1          8,000                46.2         265,000            33.12            57.6
----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                        2         17,300               100.0         460,000            26.59           100.0
======================================================================================================================

(a)   Includes stand-alone retail property tenants only.
(b)   Annualized base rental revenue is based on actual June 2001 billings times
      12. For leases whose rent commences after July 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

================================================================================

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended June 30, 2001